As filed with the Securities and Exchange Commission on May 10, 2000
                                             1933 Act Registration No. 333-84623
                                              1940 Act Registration No. 811-9519


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
         Pre-Effective Amendment No.                                         [ ]
         Post-Effective Amendment No. 2                                      [X]
                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
         Amendment No. 3                                                     [X]
                               ------------------


                               TD WATERHOUSE TRUST
               (Exact Name of Registrant as Specified in Charter)

                    100 WALL STREET, NEW YORK, NEW YORK 10005
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (617) 557-3416

                            George A. Rio, President
                               TD Waterhouse Trust
                           c/o Funds Distributor, Inc.
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                          Copies of communications to:
                             Margery K. Neale, Esq.
                      Swidler Berlin Shereff Friedman, LLP
                              405 Lexington Avenue
                            New York, New York, 10174



It is proposed that this filing will become effective:

         [ ]    Immediately upon filing pursuant to paragraph (b)

         [ ]    60 days after filing pursuant to paragraph (a) (1)

         [ ]    On (date) pursuant to paragraph (b)

         [ ]    On (date) pursuant to paragraph (a) (1)

         [X]    75 days after filing pursuant to paragraph (a) (2)

         [ ]    On (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

[] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[front cover]
                               TD WATERHOUSE TRUST



INDEX FUNDS
TD Waterhouse Bond Index Fund
TD Waterhouse 500 Index Fund
TD Waterhouse Extended Market Index Fund
TD Waterhouse Asian Index Fund
TD Waterhouse European Index Fund

ACTIVELY MANAGED FUNDS
TD Waterhouse Technology Fund
TD Waterhouse Tax Managed Growth Fund




                                   PROSPECTUS





                                [prospectus date]







As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Funds' shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                        PAGE NO.
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS.................
FEES AND EXPENSES OF THE FUNDS..................................................
INVESTMENT STRATEGIES...........................................................
HOW TO BUY AND SELL SHARES......................................................
         HOW TO BUY SHARES......................................................
         HOW TO SELL SHARES.....................................................
         TELEPHONE TRANSACTIONS.................................................
         BROKERAGE ACCOUNT REQUIREMENTS.........................................
         STATEMENTS TO SHAREHOLDERS.............................................
MANAGEMENT......................................................................
SHAREHOLDER INFORMATION.........................................................
         PRICING YOUR SHARES....................................................
         DIVIDENDS AND DISTRIBUTIONS............................................
         TAXES..................................................................
FOR MORE INFORMATION..................................................back cover

         INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS

FUND OVERVIEW

Each TD Waterhouse fund (each a "Fund" and, collectively, the "Funds") is a separate portfolio of TD Waterhouse Trust (the "Trust"), an open-end management investment company, with its own investment objective that it pursues through distinct investment strategies. Differences in objectives and strategies among the Funds affects the degree of risk and potential return of each Fund.

Several of the Funds -- the TD Waterhouse Bond Index Fund, the TD Waterhouse 500 Index Fund, the TD Waterhouse Extended Market Index Fund, the TD Waterhouse Asian Index Fund and the TD Waterhouse European Index Fund (the "Index Funds") -- use a "passively" managed investment approach through which they attempt to match the return of a target index. The TD Waterhouse Technology Fund and the TD Waterhouse Tax Managed Growth Fund (the "Actively Managed Funds") are actively managed by their investment sub-advisers.

INDEX                                           TD WATERHOUSE BOND INDEX FUND
FUNDS
                                                Objective
WHAT IS AN INDEX FUND?                          To seek to track closely the total return of a broad, market-weighted bond
An index is an unmanaged group of               index, before the deduction of Fund expenses.
securities whose overall performance is
used as a standard to measure investment        Principal Strategy
performance. An index fund seeks to             The Fund invests in a mix of investment-grade bonds consistent with those
match, as closely as possible, the              included in the Lehman Brothers Aggregate Bond Index (the "Lehman Index") in
performance of an established target            attempting to match the performance of that index.
index. The fund does this by holding
all, or a representative sample, of the         The Lehman Index is a broad representation of the investment-grade fixed income
securities that comprise the index, as          market in the U.S. It includes U.S. government and corporate debt securities,
well as other instruments that are              mortgage- and asset-backed securities, and international U.S. dollar-denominated
designed to replicate, or that correlate        bonds. All securities contained in the Lehman Index have a minimum term to
with, all or a portion of the index,            maturity of one year.
including derivatives.
                                                Principal Risks*
For information about particular                index fund risk, market risk, interest rate risk, credit risk, prepayment risk,
indexing techniques, see INVESTMENT             derivative risk, diversification risk
STRATEGIES.
                                                TD WATERHOUSE 500 INDEX FUND

                                                Objective
                                                To seek to track closely the total return of a benchmark index that measures the
WHAT IS MARKET CAPITALIZATION?                  investment return of large-capitalization stocks, before the deduction of Fund
Stocks of publicly traded companies --          expenses.
and mutual funds that hold these stocks
-- can be classified by the companies'          Principal Strategy
total market value, or capitalization.          The Fund invests primarily in the stocks included in the Standard & Poor's 500
Generally, large-capitalization                 Composite Stock Price Index (the "S&P 500 Index"), in attempting to match the
(large-                                         performance of that index.

                                                 -3-


cap) funds are defined as those                 The S&P 500 Index is a market-weighted index composed of 500 common stocks
holding stocks of companies whose               issued by large-capitalization companies representing the top industries in the
outstanding shares have a total market          U.S. The stocks included in the S&P 500 Index collectively represent a
value exceeding $10 billion.                    substantial portion of all common stocks publicly traded in the U.S.
Mid-capitalization (mid-cap) funds
typically hold stocks of companies with         Principal Risks*
a total market value between $1 billion         index fund risk, market risk, derivative risk, diversification risk and $10 billion. Small-capitalization
(small-cap) funds typically hold stocks         TD WATERHOUSE EXTENDED MARKET INDEX FUND
of companies with a total market value
of less than $1 billion.                        Objective
                                                To seek to track closely the total return of a benchmark index that measures the investment return of mid- and small-capitalization stocks, before the deduction of Fund expenses.

                                                Principal Strategy
                                                The Fund invests primarily in stocks included in the Wilshire 4500 Equity Index
                                                (the "Wilshire 4500 Index"), in attempting to match the performance of that index.

                                                The Wilshire 4500 Index is a broadly diversified index of stocks of medium-size and small U.S. companies. The Wilshire 4500 Index contains most of the U.S.
                                                common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500
                                                Index.

                                                Principal Risks*
                                                index fund risk, market risk, small company risk, derivative risk, diversification risk

                                                TD WATERHOUSE ASIAN INDEX FUND

                                                Objective
                                                To seek to track closely the total return of a benchmark index that measures the investment return of stocks of Pacific Basin companies, before the deduction of
                                                Fund expenses.

                                                Principal Strategy
                                                The Fund invests primarily in stocks that comprise the Morgan Stanley Capital
                                                International Pacific Free Index (the "MSCI Pacific Free Index"), in attempting to match the performance of that index.

                                                The MSCI Pacific Free Index contains approximately 400 common stocks of Pacific
                                                Basin companies. The index is dominated by the Japanese stock market, which represented [ ]% of the market capitalization of the index as of [ ]. The other four countries represented in the MSCI Pacific Free Index are Australia, Hong
                                                Kong, New Zealand, and Singapore. The designation "Free" in the name of the MSCI
                                                Pacific Free Index refers to the securities that the index tracks. Some countries restrict foreign investment in certain industries, so only stocks that can be bought freely by a U.S. mutual fund are tracked.

                                                    -4-



                                                Principal Risks*
                                                index fund risk, market risk, foreign risk, derivative risk, small company risk, diversification risk

                                                TD WATERHOUSE EUROPEAN INDEX FUND

                                                Objective
                                                To seek to track closely the total return of a benchmark index that measures the investment return of stocks of European companies, before the deduction of Fund expenses.

                                                Principal Strategy
                                                The Fund invests primarily in the stocks that comprise the Morgan Stanley
                                                Capital International Europe Index (the "MSCI Europe Index"), in attempting to match the performance of that index.

                                                The MSCI Europe Index consists of common stocks of more than 550 companies located in 15 European countries. Four countries -- the United Kingdom, Germany,
                                                Switzerland and France -- dominate the index, with [ ]%, [ ]%, [ ]%, and [ ]%, respectively, as of [ ]. The other 11 countries, which include Austria, Belgium,
                                                Denmark, Finland, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and
                                                Sweden, are much less significant to the MSCI Europe Index and, consequently, the European Index Fund.


                                                Principal Risks*
                                                index fund risk, market risk, foreign risk, derivative risk, small company risk, diversification risk


ACTIVELY                                       TD WATERHOUSE TECHNOLOGY FUND
MANAGED
FUNDS                                          Objective
                                               To seek enhanced performance over a benchmark index that measures the investment
WHAT IS AN ACTIVELY MANAGED FUND?              return of technology stocks, before the deduction of Fund expenses.
An actively managed fund is managed by
an investment adviser who buys and sells       Principal Strategy
securities based on research and               The Fund invests primarily in stocks representing a broad range of technology
analysis in an attempt to achieve a            companies in attempting to outperform the Goldman Sachs Technology Index (the
particular objective.                          "GSTI Composite Index"). Technology companies are those expected to benefit from the development, advancement, and use of science and technology, such as those in the computer, telecommunications, and electronics industries.

                                               As part of its strategy, the Fund invests at least 65% of its total assets in stocks in the GSTI Composite Index. As a technology fund, the Fund concentrates its investments (in other words, invests 25% or more of its total assets) in the stocks of technology companies. Up to 35% of the Fund's total assets may be invested in the stocks of technology and other related companies that are not included in the GSTI Composite Index.

                                                     -5-


                                               The GSTI Composite Index includes approximately 160 companies representing several different sectors of the technology marketplace selected by Goldman
                                               Sachs & Co. (including hardware, internet, multi-media networking, semiconductors, services and software).

                                               Principal Risks*
WHAT IS A TAX MANAGED FUND?                    market risk, concentration risk, management risk,
Mutual funds often seek to maximize            derivative risk, diversification risk
pretax total returns, without regard to
the personal tax consequences for              TD WATERHOUSE TAX MANAGED GROWTH FUND
investors. Yet many investors stand to
lose a substantial portion of their            Objective
investment returns to federal, state,          To seek long-term capital appreciation while minimizing taxable distributions to
and local taxes. Fund dividend and             shareholders.
short-term capital gain distributions
are now taxed at federal income tax            Principal Strategy
rates as high as 39.6%; for long-term          The Fund invests primarily in stocks believed by its investment sub-adviser to
capital gains, the rates reach up to           have superior growth potential using methods designed to reduce, but not
20%. A tax managed fund aims to minimize       eliminate, taxable distributions.
the impact of taxes on investors' total
returns by minimizing capital gain and         Principal Risks*
other taxable distributions.                   market risk, management risk, foreign risk, derivative risk, diversification risk

* A more complete description of the Funds' principal risks is found in the RISK SUMMARY below. Other risks are described in INVESTMENT STRATEGIES and ADDITIONAL INVESTMENT STRATEGIES.

RISK SUMMARY

All investments involve some type and level of risks. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds.

The principal risks of investing in the Funds are described below. Each Fund's exposure to these risks depends upon its specific investment objective and strategies. Please note that there are many other circumstances that could adversely affect your investment or prevent a Fund from achieving its objective, and that are not described here. Each Fund's principal risks are listed in the Fund's description above in INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS.

There can be no assurance that a Fund will achieve its investment objective. You could lose money on your investment in a Fund, or the Fund could underperform other investments.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CONCENTRATION RISK
Concentration risk is the risk that a Fund concentrating its investments in a single industry (as the Technology Fund concentrates in technology companies) will be more susceptible to factors adversely affecting companies in that industry.

CREDIT RISK
Credit risk is the risk that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return.

DERIVATIVE RISK
Futures, options and similar investments often are referred to as "derivatives," because their performance is derived, at least in part, from the performance of a particular security, market or asset. To the extent a Fund invests in derivatives, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the investment sub-adviser's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or a market. In addition, because these securities tend to magnify changes in an index or market, downward price changes in a security may result in a loss greater than a Fund's investment in the security.

DIVERSIFICATION RISK
All of the Funds are non-diversified. Diversification risk is the risk that a non-diversified Fund will be more volatile than a diversified Fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified Fund's net asset value. A non-diversified fund can invest a greater portion of its assets in the securities of a single issuer than a diversified fund.

FOREIGN RISK
Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to exchange rate fluctuations. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies. In addition, some foreign stock exchanges, brokers and companies have less government supervision and regulation than their U.S. counterparts. These factors, as well as the following, could affect your investment in a Fund.

Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. To the extent any investments are in developing countries, these risks may be heightened. Because Japanese stocks comprise such a large portion of the MSCI Pacific Free Index and will represent a correspondingly large component of the ASIAN INDEX FUND'S portfolio, this Fund may involve a higher degree of country risk than that of more geographically diversified international funds. A similar risk applies to the EUROPEAN INDEX
FUND: because four countries comprise a majority of the MSCI Europe Index, stocks from the remaining 11 countries with less weighting have correspondingly less impact on its total return.

The EUROPEAN INDEX FUND is also subject to risks associated with the transition to a common European currency -- the "euro" -- which was introduced on January 1, 1999 by the European Economic and Monetary Union ("EMU") and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other funds and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

Finally, Funds investing in foreign securities are subject to currency risk, which is the risk that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies. Generally, when the U.S. dollar rises in value against another country's currency, a Fund's investment in that country loses value because its currency is worth fewer U.S. dollars.

INDEX FUND RISK
Because the Index Funds are managed to match the performance of target indexes, they generally will not keep a substantial portion of their assets in cash or use other techniques, such as currency or index rate hedging or temporary defensive investments, designed to reduce the risk of loss. Thus, the Index Funds' portfolios may decrease in value more than an actively managed fund in the event of a general market decline. An Index Fund's investments, which may not fully replicate the target index, may perform differently from the securities in the index. In addition, because each Index Fund is subject to fees and expenses, the Fund will tend to underperform the performance of the index, which is not subject to fees and expenses.

INTEREST RATE RISK
Interest rate risk is the risk that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is generally higher for long-term bonds, and lower for shorter-term bonds.

MANAGEMENT RISK
Management risk is the risk that an investment adviser's decisions will not produce the desired result. With respect to the TECHNOLOGY FUND and the TAX MANAGED GROWTH FUND, the investment sub-adviser's assessment of companies held in each Fund's portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

The TAX MANAGED GROWTH FUND'S attempts to manage its portfolio in a tax-efficient manner may not be successful. In addition, the Fund's effort to maximize after-tax returns may require trade-offs that reduce pre-tax returns.

MARKET RISK
Market risk is the risk that the market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole. The market value of equity securities (stocks) is based largely upon the market's perception of the issuing company's value. Normally, the values of fixed income (debt) securities vary inversely with changes in prevailing interest rates.

The total return of those Funds that invest in stocks will fluctuate within a wide range, like stock prices generally, so you could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These Funds also are subject to market segment risk, which is the risk that returns from stocks comprising the Fund's portfolio will trail returns from other asset classes or the overall stock market. For example, large capitalization stocks, such as those in which the 500 INDEX FUND and the TAX MANAGED GROWTH FUND invest, tend to go through cycles of performing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years. In addition, small and mid-cap stocks, in which the EXTENDED MARKET INDEX FUND invests, historically have been more volatile in price than the large-cap stocks that dominate the S&P 500 Index, and perform differently than the overall stock market.

The TAX MANAGED GROWTH FUND is subject to similar risks with respect to its investment approach in that its strategy of investing in "growth" stocks could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. In addition, growth stocks can be volatile for several reasons. Because they usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividend income of other types of stocks that could cushion their decline in a falling market. Also, because investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The TECHNOLOGY FUND'S investments are limited to industry segments of the U.S. stock market that are generally associated with technology. Greater risk and increased volatility is associated with investments in the technology segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the Fund will likely reflect that of the GSTI Composite Index during down markets as well as during up markets. The Fund's returns will be directly affected by the substantial volatility of the stocks making up the GSTI Composite Index, which includes small companies.

The technology industry can be affected by specific risks including: aggressive product pricing due to competition pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will be increased to the extent the Fund has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management.

PREPAYMENT RISK
Prepayment risk is the risk that during periods of falling interest rates, a mortgage-backed bond issuer will repay a higher-yielding bond before its maturity date. Forced to invest the unanticipated proceeds at lower rates, the BOND INDEX FUND would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.

SMALL COMPANY RISK
Small company risk is the risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. Small companies also tend to have limited product lines, markets or financial resources. The trading volume of smaller company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

WHO MAY WANT TO INVEST

The BOND INDEX FUND may be an appropriate investment if you:

     o    are looking for an investment that provides income

     o    are willing to accept a lower potential for capital appreciation

     o are willing to accept the risk that the value of your investment may decline

The 500 INDEX FUND, the EXTENDED MARKET INDEX FUND, the ASIAN INDEX FUND, the EUROPEAN INDEX FUND, the TECHNOLOGY FUND, and the TAX MANAGED GROWTH FUND may be appropriate investments if you:

     o are investing with long-term goals, such as retirement or funding a child's education

     o are willing to accept the risk that the value of your investment may decline

     o    are not seeking a substantial amount of current income

          In addition--

          The 500 INDEX FUND may be appropriate if you want to invest in large U.S. companies.

          The EXTENDED MARKET INDEX FUND may be appropriate if you want to invest in small to mid-cap U.S. companies and can accept the additional risk and volatility associated with stocks of these companies.

          The ASIAN INDEX FUND may be appropriate if you are looking for exposure to the major Pacific Basin markets and can accept the additional risk and volatility associated with foreign investing as compared to a fund investing exclusively in U.S. companies.

          The EUROPEAN INDEX FUND may be appropriate if you are looking for exposure to the European markets and can accept the additional risk and volatility associated with foreign investing as compared to a fund investing exclusively in U.S. companies.

          The TECHNOLOGY FUND may be appropriate if you want exposure to the technology sector and can accept the heightened risk and volatility associated with stocks of technology companies as compared to a fund investing across multiple sectors and industries.

          The TAX MANAGED GROWTH FUND may be appropriate if you are a relatively high-income investor seeking tax-advantaged total returns and are not investing through a tax-deferred account (such as an IRA).

                         FEES AND EXPENSES OF THE FUNDS

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION FEES (fees paid directly from your investment)*

                                                                   Extended Market
                                                                     Index Fund,
                                                                   Asian Index Fund           Technology Fund
                                          Bond Index Fund            and European             and Tax Managed
                                        and 500 Index Fund             Index Fund                Growth Fund
Maximum Sales Charge (Load)
Imposed on Purchases                           None                      None                      None

Redemption Fee                                 None                      0.75%**                   1.00%**

* Broker-dealers that are not affiliates of the Fund's investment manager may impose service fees in connection with the sale of Fund shares.

** You may be assessed a redemption fee of up to the amount specified (expressed as a percentage of the amount you are redeeming) if you redeem Fund shares within 180 days after investing in the Fund.

ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)/1

                                                 Extended                     Euro-                      Tax
                         Bond          500        Market        Asian         pean                     Managed
                         Index        Index        Index        Index         Index     Technology     Growth
                         Fund         Fund         Fund         Fund          Fund         Fund         Fund
                         ----         ----         ----         ----          ----         ----         ----

Management Fees          0.30%        0.30%        0.30%        0.40%        0.40%        0.70%         0.65%

Distribution
(12b-1) Fees             None         None         None         None         None         None          None

Shareholder
Servicing Fees           0.25%        0.25%        0.25%        0.25%        0.25%        0.25%         0.25%

Other Expenses           0.46%        0.33%        0.46%        0.80%        0.87%        0.44%         0.89%

Total Operating
Expenses                 1.01%        0.88%        1.01%        1.45%        1.52%        1.39%         1.79%
-------------------------------------------------------------------------------------------------------------

Fee Waiver
and Expense
Reimbursement/2          0.66%        0.53%        0.61%        0.87%        0.94%        0.14%         0.69%
-------------------------------------------------------------------------------------------------------------

Net Expenses/2           0.35%        0.35%        0.40%        0.58%        0.58%        1.25%         1.10%


                                      -11-


1 The table shows the Fund's estimated expenses for the Fund's current fiscal year ending [August 30, 2001].

2 Reflects an agreement by the investment manager to reduce expenses. The investment manager agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that each Fund's net expenses for its first 12 months of operation will not exceed the amount stated in the table. Thereafter, for two years, each Fund is required to reimburse the investment manager for these expenses, provided that the Fund's assets have grown or expenses have declined sufficiently to allow reimbursement without causing its net expenses to exceed the stated amount.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the relevant Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year                    3 Years

Bond Index Fund                              $    36                    $  257
500 Index Fund                                    36                       229
Extended Market Index Fund                        41                       262
Asian Index Fund                                  59                       376
European Index Fund                               59                       391
Technology Fund                                  127                       427
Tax Managed Growth Fund                          112                       499

                              INVESTMENT STRATEGIES

The Funds' investment strategies are further described below. Each Fund's investment objective is not considered fundamental, meaning that it may be changed without shareholder approval. Unless otherwise noted, each Fund's investment policies may also be changed without shareholder approval. Percentage limitations on investments are applied at the time of investment. A later change in percentage, due to other circumstances, will not require the sale of an investment if it was proper at the time it was made.

INDEX FUNDS

Generally, the Index Funds attempt to be fully invested at all times in the securities or other financial instruments that make up, or are correlated with, securities in their respective target indexes. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

BOND INDEX FUND
In seeking to track the Lehman Index, the Bond Index Fund uses a strategy known as "sampling." This strategy involves dividing the Lehman Index into components and sub-components and then selecting representative bonds whose characteristics closely match those of bonds contained in the index. Some examples of these sub-components are term-to-maturity and sector weightings. As there are almost 7,500 securities in the Lehman Index, and given the homogeneous nature of the bond market (which means that some bonds have very similar characteristics), sampling offers an effective approach to index management. The Fund's investment sub-adviser regularly monitors the Fund's correlation to the Lehman Index and adjusts the portfolio to the extent necessary.

In sampling the Lehman Index, the Fund has the flexibility to overweight particular types of bonds relative to their representation in the index. Under normal market conditions, the Fund invests at least 90% of its assets in the securities or other investments that make up, or are correlated with, the Lehman Index. Investments that may be correlated with an index include futures and options based on the index, as well as other investment funds with a similar composition to that of the index. The Fund uses these investments to maintain full exposure to the Lehman Index. Similarly, the Fund may enter into interest rate swap agreements or invest in structured notes to better mirror the Lehman Index or its characteristics.

500 INDEX FUND, EXTENDED MARKET INDEX FUND, ASIAN INDEX FUND AND
EUROPEAN INDEX FUND
Each of these Funds uses a strategy called "optimization," through which the Fund invests in a statistically selected sample of the stocks found in its target index. Optimization allows the Fund to select stocks whose industry weightings, market capitalizations and risk characteristics, in the aggregate, closely match those of the index. In using optimization, the Fund first buys stocks that make up the larger portions of the index's value in roughly the same proportion as the index. Next, smaller stocks are analyzed and selected. In selecting smaller stocks, the Fund's investment sub-adviser seeks to match the industry and risk characteristics of all the smaller companies of the index without buying all of those stocks. The Fund's investment sub-adviser regularly monitors the Fund's correlation to its target index and adjusts the portfolio to the extent necessary. At times, the Fund's portfolio composition may be altered (or "rebalanced") to reflect changes in the characteristics of the index. Optimization will be used to balance the benefit of closely tracking the index with the cost of trading securities in the Fund's portfolio.

Under normal market conditions, each Fund invests at least 90% of its assets in the securities or other investments that make up, or are correlated with, the applicable index. Investments that may be correlated with an index include futures and options based on the index, as well as other investment funds with a similar composition to that of the index. A Fund uses these investments to maintain full exposure to its target index.

From time to time, the stock of a Fund's investment manager, sub-adviser or one of their affiliates may be included in the Fund's target index. In that case, the Fund may invest in such stock only in proportion to its representation in the index.

ACTIVELY MANAGED FUNDS

TECHNOLOGY FUND
The Fund uses the GSTI Composite Index, an index of technology companies, both as a performance benchmark and as a source for holdings and market sectors to be included in the Fund's portfolio. In its effort to outperform the GSTI Composite Index, the Fund invests at least 65% of its total assets in stocks included in the GSTI Composite Index (the Fund's "core holdings"). Generally, the Fund will be "sector neutral" relative to the GSTI Composite Index (in other words, the market sectors of the Fund's holdings will be weighted approximately the same as the sectors represented in the GSTI Composite Index). The investment sub-adviser relies on its own investment approach, described below, to weight individual stocks within each sector. The Fund's holdings can range from small companies developing new technologies to large, "blue chip" companies with established track records.

Technology companies include those companies expected to benefit from the development, advancement, and use of science and technology. Some of the market sectors likely to be included in the portfolio are:

o        computers, including products, software, and electronic components;
o        telecommunications;
o        media and information services;
o        environmental services;
o        chemicals and synthetic materials;
o        defense and aerospace; and
o        internet products and services.

In making investment decisions, the investment sub-adviser uses an investment approach that combines both "fundamental" and "quantitative" research techniques. The investment sub-adviser first relies on proprietary research to assess whether a company's fundamentals -- financial condition, management, and position in its industry -- indicate strong prospects for earnings growth. Secondarily, the investment sub-adviser considers such quantitative measures as recent earnings or stock price trends, as well as a variety of valuation measures, to determine whether a company's stock price already reflects any positive fundamentals identified by the sub-adviser. The investment sub-adviser also will use quantitative methods to compare the Fund's overall portfolio characteristics - such as its risk, valuation, and performance -- against those of the GSTI Composite Index. The investment sub-adviser seeks to outperform the index without significant added risk.

The Fund's weightings of the core holdings will be adjusted to reflect the investment sub-adviser's views on the particular companies in the GSTI Composite Index. For example, the investment sub-adviser may overweight the Fund's core holdings in stocks that it believes offer above-average earnings growth or that stand to benefit from technological advances. On the other hand, the investment sub-adviser may underweight, or exclude entirely, stocks that are in the GSTI Composite Index that it believes are fully valued based upon price/earnings ratios relative to the market sector or the company's own growth rate, or other indications of value. The Fund also may exclude stocks that are in the GSTI Composite Index when the investment sub-adviser believes that a market sector is more appropriately represented by the Fund's other holdings in that sector.

The Fund may hold up to 35% of its total assets in the stocks of technology and other related companies that are not part of the GSTI Composite Index. This portion of the Fund's portfolio will be actively managed by the investment sub-adviser using the same fundamental and quantitative techniques described above. These holdings may include small or mid-size companies developing new technologies or that stand to benefit from technological advances even if they are not directly involved in research and development. In addition, these holdings may not be included in the GSTI Composite Index because they are foreign companies or have limited operating histories.

While most assets will be invested in U.S. common stocks, the Fund also may purchase other instruments, including futures and options, in keeping with the Technology Fund's investment objectives. Because the Fund "concentrates" (in other words, invests 25% or more of its total assets) in the securities of technology companies, it is more susceptible to market risk than a broader-based fund.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

TAX MANAGED GROWTH FUND
The Fund invests primarily in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies. Stock selection is based on a fundamental, "bottom-up" approach that seeks to identify companies with superior long-term appreciation prospects (as opposed to a "top-down" approach, which targets particular market sectors before considering individual companies). Generally, the investment sub-adviser uses a growth approach to stock selection, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate, and its dividend yield relative to the market, also are considered.

Generally, the Fund will limit exposure to high-yielding stocks in its effort to minimize Fund distributions. However, the payment of dividends -- even higher-than-average dividends -- does not disqualify a stock from consideration for the Fund's portfolio.

To accomplish the Fund's goal of minimizing taxable distributions, the investment sub-adviser will strive to avoid realizing capital gains. However, gains may be realized when it is believed that the risk of holding a security outweighs tax considerations. When the Fund does sell securities that have appreciated in value, the investment sub-adviser will attempt to limit realized capital gains by selling the highest cost shares first (that is, the shares on which the Fund has the smallest gain). When gains are taken, the investment sub-adviser will attempt to offset them with losses from other securities. This may be accomplished by selling certain securities at a loss and investing the proceeds in similar securities.

While most assets will be invested in U.S. common stocks, other instruments also may be purchased, including foreign stock futures and options, in keeping with the Fund's investment objective.

GENERAL

FUTURES, OPTIONS AND OTHER DERIVATIVES
Consistent with their investment objectives, the Funds may invest in futures and options. Futures contracts are agreements whereby one party agrees to accept, and the other party agrees to deliver, a dollar amount based on the value of another asset (such as a security, currency or index of securities) on a specified future date. Similarly, options are rights to sell or buy a particular asset on a specified future date at a specified price. These investments allow participation in the performance of the security in a manner generally more convenient and less costly than purchasing the underlying asset. This benefit can serve to magnify downward changes in an index or market, however.

The Index Funds may, but are not required to, engage in futures and options transactions to help minimize the gap in performance that naturally exists between any index fund and its benchmark index. This gap will occur mainly because, unlike an index, the Index Funds incur expenses and must keep a portion of their assets in cash for paying expenses and processing shareholders' orders. By using futures, the Index Funds potentially can offset a portion of the gap attributable to their cash holdings. However, because some of the effect of expenses remains, each Index Fund's performance normally will be below that of its target index. The use of futures could cause an Index Fund to track the index less closely if the futures contracts do not perform as expected.

The Technology Fund and the Tax Managed Growth Fund may buy and sell futures and options contracts on securities, financial indexes, and foreign currencies. These Funds may invest in futures and options for any number of reasons, including: managing their exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

Losses involving futures and options can sometimes be substantial -- in part because a relatively small price movement in these investments may result in an immediate and substantial loss for a Fund. To the extent a Fund uses futures and options, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Fund sub-adviser's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or a market. For this reason, the Index Funds do not use futures or options for speculative purposes or as leveraged investments. With respect to each Fund's investments in futures, initial margin deposits and premiums on futures used for non-hedging purposes will not exceed 5% of the Fund's net asset value.

The Tax Managed Growth Fund also may invest in hybrid instruments, a type of potentially high-risk derivative that can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

FOREIGN SECURITIES AND CURRENCIES
The European Index Fund and Asian Index Fund invest substantially all of their assets in foreign securities. The other Funds may invest in foreign securities consistent with their investment objectives. Each Index Fund tracking a domestic index may invest in foreign securities to the extent necessary to carry out its investment strategy of holding a representative sample of the stocks that comprise the index. It is not expected that any of these Index Funds will invest more than 5% of its assets in foreign securities. Up to 25% of the Technology Fund's and the Tax Managed Growth Fund's total assets (excluding short-term investments) may be invested in foreign securities. These include non U.S. dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depository Receipts (ADRs)).

The Funds that invest in foreign securities denominated in a foreign currency may, but are not required to, engage in foreign currency futures contracts and related options transactions in order to hedge against the possibility that a particular foreign currency may suffer a decline against the U.S. dollar. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. These Funds also may enter into forward foreign currency contracts in order to maintain a desired level of currency exposure. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. The Funds may use these contracts for reasons such as gaining currency exposure when investing in stock index futures or settling trades in a foreign currency.

                           HOW TO BUY AND SELL SHARES

Investors may purchase shares of a Fund through an account maintained with TD Waterhouse Investor Services, Inc. ("TD Waterhouse") or certain other broker-dealers.

If you would like to purchase shares of a Fund through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse account by completing and signing a TD Waterhouse New Account Application. To request an application, please call 1-800-934-4448. Mail it, together with your check in the amount you wish to purchase, in the self-addressed stamped envelope provided with the TD Waterhouse New Account Application.

Existing TD Waterhouse customers must have money available in their TD Waterhouse brokerage accounts to buy shares of a Fund.

ACCOUNT PROTECTION. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds.

The securities in your TD Waterhouse brokerage account, including shares of a Fund, are protected by insurance. The first $500,000 of coverage is provided by Securities Investor Protection Corporation (known as "SIPC") of which up to $100,000 covers cash. The remaining coverage is provided by Asset Guaranty Insurance Company, a private insurance carrier. None of the insurance protects against losses due to market fluctuations.

INVESTMENT MINIMUMS. There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of shares of a Fund. The Trust may waive the investment minimums for existing customers of TD Waterhouse and otherwise may waive these minimums in its discretion. Initial investment minimums do not apply to investments made through a periodic investment program for investors who make a monthly investment of $100 or more or a quarterly investment of $300 or more or to TD Waterhouse IRA accounts.

HOW TO BUY SHARES

Shares are purchased at the next net asset value per share calculated after an order and payment are received by the Fund. See SHAREHOLDER INFORMATION -- PRICING YOUR SHARES.

CUSTOMERS OF TD WATERHOUSE
TD Waterhouse brokerage customers may purchase shares of a Fund by mail or by placing an order directly with a TD Waterhouse Account Officer by telephone at 1-800-934-4448. TD Waterhouse also allows the purchase of Fund shares by electronic means for customers with TD WATERHOUSE WEBBROKER.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of a particular Fund and provide the following information:

o    your TD Waterhouse account number

o    the Fund in which you wish to invest

o    the dollar amount you wish to invest or share amount you wish to purchase

o    the dividend and distribution option you have selected, either:

          (a)  reinvest dividends and any capital gain distributions; or

          (b)  pay both dividends and any capital gain distributions in cash; or

          (c) reinvest dividends and pay any capital gain distributions in cash; or

          (d) reinvest any capital gain distributions and pay dividends in cash.

BY MAIL. You may buy shares of a Fund by mailing a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account to TD Waterhouse Investor Services, Inc., Northeast Operations Center, 48 Water

Street, New York, NY 10275. Current TD Waterhouse customers should include their account number so that the account can be debited. New customers should include a check made payable to "TD Waterhouse Investor Services, Inc." Once you mail your letter, you may not modify or cancel your instructions.

BY TELEPHONE. You may purchase shares of a Fund by calling your TD Waterhouse Account Officer at 1-800-934-4448.

ELECTRONICALLY. Please refer to product and services information regarding TD Waterhouse webBroker and TD TradeDirect(R) (touch tone trading). The World Wide Web address for TD Waterhouse is http://www.tdwaterhouse.com.

THROUGH PERIODIC INVESTMENT. You may authorize monthly or quarterly amounts to be withdrawn automatically from your TD Waterhouse brokerage account and invested in a Fund (monthly minimum: $100; quarterly minimum: $300). You may sign up for this service when you open your account at TD Waterhouse or at another time by calling your TD Waterhouse Account Officer at 1-800-934-4448.

PURCHASE ORDERS
The Funds will not receive electronic (internet or TradeDirect(R)) orders to purchase shares between 2:00 p.m. and 4:00 p.m. (Eastern time) or telephonic orders to purchase shares between 2:20 p.m. and 4:00 p.m. (Eastern time). Thus, if you plan to purchase shares of a Fund electronically or by telephone, you must complete your internet or TradeDirect(R) transmission or place your telephone order by 2:00 or 2:20 p.m. (Eastern time), as the case may be, to effect a same day purchase. Orders placed after 4:00 p.m. (Eastern time) will be priced as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the next business day.

CUSTOMERS OF SELECTED BROKER-DEALERS
Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Funds' distributor ("Selected Brokers"). Affiliates of TD Waterhouse, including National Investors Services Corp., may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by any Fund or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase a Fund's shares though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. Each Fund may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Funds are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

EXCHANGE PRIVILEGE
Shareholders of a Fund are entitled to exchange some or all of their shares of the Fund for shares of another Fund of the TD Waterhouse mutual funds, subject to any applicable redemption fee. Shares that are exchanged will be valued at their respective net asset values computed as of the close of regular trading on the NYSE on the day the exchange is requested.

An exchange of shares pursuant to the exchange privilege may result in a shareholder realizing a taxable gain or loss for income tax purposes. The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may legally be sold. There is no charge for the exchange privilege. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect prices to fall. As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Funds have adopted the following policies, among others, designed to discourage short-term trading:

o Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any purchase request -- including exchanges from other Funds in the Trust -- that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

o The number of times you can exchange into and out of a Fund may be limited. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange at any time.

o For certain Funds, you will be assessed a redemption fee if you redeem shares of a Fund within 180 days after investing in the Fund (see
     FEES AND EXPENSES OF THE FUNDS for applicable fee amounts and the Statement of Additional Information for further information regarding the redemption fee).

HOW TO SELL SHARES

To sell (redeem) shares of a Fund, you may use any of the methods outlined below. Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Shares of the Fund are redeemed at the next net asset value per share calculated after receipt by the Fund of a redemption request in proper form. See SHAREHOLDER INFORMATION -- PRICING YOUR SHARES.

BY MAIL. You may sell shares by sending a letter of instruction with the information below, signed by one of the registered account holders in the exact form specified on the account to TD Waterhouse Investor Services, Inc., Northeast Operations Center, 48 Water Street, New York, NY 10275. Once you mail your letter, you may not modify or cancel your instructions.

BY TELEPHONE. You may sell shares of a Fund by calling your TD Waterhouse Account Officer at 1-800-934-4448.

ELECTRONICALLY. Please refer to product and services information regarding TD Waterhouse webBroker and TD TradeDirect(R) (touch tone trading). The World Wide Web address for TD Waterhouse is http://www.tdwaterhouse.com.

GENERAL
With every request to sell shares, you will need to include the following information:

o        your TD Waterhouse account number

o        the Fund whose shares you wish to sell

o        the dollar or share amount you wish to sell

PAYMENT
The proceeds of the redemption of shares you own of a Fund ordinarily will be credited to your brokerage account the following business day after receipt by the Fund of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days from the date of purchase). Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the relevant Fund's net asset value per share.

SALE ORDERS
The Funds will not receive electronic (internet or TradeDirect(R)) orders to sell its shares between 2:00 p.m. and 4:00 p.m. (Eastern time) or telephonic orders to sell its shares between 2:20 p.m. and 4:00 p.m. (Eastern time). Thus, if you plan to sell shares of a Fund electronically or by telephone, you must complete your internet or TradeDirect(R) transmission or place your telephone order by 2:00 or 2:20 p.m. (Eastern time), as the case may be, to effect a same day sale. Orders placed after 4:00 p.m. (Eastern time) will be priced as of the close of regular trading on the NYSE on the next business day.

TELEPHONE TRANSACTIONS
Customers of TD Waterhouse automatically have the privilege of purchasing or redeeming shares of a Fund by telephone. TD Waterhouse and the Funds will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Funds may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor any Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.

Each Fund reserves the right to refuse to honor requests made by telephone if that Fund believes them not to be genuine. Each Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. Each Fund reserves the right to terminate or modify this privilege at any time.

BROKERAGE ACCOUNT REQUIREMENTS
Currently, only customers of TD Waterhouse and Selected Brokers are eligible to purchase and hold shares of the Funds. If a customer closes the brokerage account in which Fund shares are held, the account closing will result in the redemption of such shares, which could result in adverse tax consequences for the shareholder. Of course, a shareholder may leave his or her brokerage account open so long as he or she desires to hold Fund shares.

STATEMENTS TO SHAREHOLDERS
The Funds do not issue share certificates but record your holdings in noncertificated form. Your Fund activity is reflected in your TD Waterhouse brokerage account statement. The Funds provide you with a new copy of their prospectus, at least annually, and annual audited and semi-annual unaudited financial statements. Unless you request otherwise, only one copy of each of the annual and semi-annual financial statements and prospectus of the Funds will be sent to a single household without regard to the number of shareholders residing at such household.

                                   MANAGEMENT

INVESTMENT MANAGER
TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is each Fund's investment manager. The investment manager provides investment supervisory and business management services to the Funds, including monitoring the investment programs for the Funds, and selecting and supervising the investment sub-advisers for the Funds. The investment sub-advisers are responsible for providing day-to-day investment management for the Funds.

The investment manager is a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank is part of a worldwide group of banks and financial service companies

(referred to as the "TD Bank Financial Group"). As of [ ], the TD Bank Financial Group had over $60 billion under management including pension, endowment, foundation, segregated, corporate and private accounts, and mutual and pooled funds.

In addition to the Fund, the investment manager currently serves as investment manager to TD Waterhouse Bank, N.A. (of which it is an affiliate) and to other proprietary mutual funds, and as of April 30, 2000, had total assets under management in excess of $13 billion.

The investment management fees that each Fund pays are based on the Fund's average net assets at the following annual rates:

            Bond Index Fund                                0.30%
            500 Index Fund                                 0.30%
            Extended Market Index Fund                     0.30%
            Asian Index Fund                               0.40%
            European Index Fund                            0.40%
            Technology Fund                                0.70%
            Tax Managed Growth Fund                        0.65%

As described in FEES AND EXPENSES OF THE FUNDS, from time to time the investment manager and its affiliates may reduce a Fund's expenses (by paying certain expenses and/or waiving fees). A Fund may be required to reimburse the investment manager for these expenses at a later time, provided that the Fund's assets have grown or expenses have declined sufficiently to allow reimbursement without causing its total operating expenses to exceed a stated amount. Unless specified otherwise, any expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

The investment manager, and not the Funds, is responsible for compensating the investment sub-advisers.

INVESTMENT SUB-ADVISERS

TD INVESTMENT MANAGEMENT INC. TD Investment Management Inc., P.O. Box 100, Toronto-Dominion Centre, 26th Floor, Toronto Dominion Tower, 55 King Street West, Toronto, Ontario, Canada M5K 1A2 ("TDIM"), serves as investment sub-adviser to each of the Index Funds. TDIM oversees the investment program for each of the Index Funds, places orders for the Index Funds' purchases and sales of portfolio securities, and maintains records relating to such purchases and sales. TDIM is a wholly-owned subsidiary of TD Bank and part of the TD Bank Financial Group.

Each Index Fund is managed by a team of investment professionals. TDIM believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, serves as investment sub-adviser to the Technology Fund and the Tax Managed Growth Fund. T. Rowe Price oversees the investment program for each of these Funds, places orders for the Funds' purchases and sales of portfolio securities, and maintains records relating to such purchases and sales. Founded in 1937, T. Rowe Price and its affiliates managed over $179 billion for more than eight million individual and institutional investor accounts as of December 31, 1999.

In selecting investments for each of the Technology Fund's and the Tax Managed Growth Fund's portfolio, T. Rowe Price uses an Investment Advisory Committee. The committee chairman has day-to-day responsibility for managing the respective Fund and works with the committee in developing and executing the Fund's investment program. As a member of the advisory committees for a number of funds, Raymond A. Mills, the committee chairman for the Technology Fund, has been managing investments since 1998. Before joining T. Rowe Price, Mr. Mills was a Principal Systems Engineer with The Analytic Sciences Corporation. Donald
J. Peters, the committee chairman for the Tax Managed Growth Fund, has been a portfolio manager and quantitative investment analyst for T. Rowe Price since joining the firm in 1993.

ADMINISTRATOR
As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative and management services to the Funds. For the Index Funds, the investment manager (and not the Funds) compensates TD Waterhouse for providing these services. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Funds. TD Waterhouse pays FDI's fees for providing these services.

DISTRIBUTOR
FDI acts as distributor of the Funds' shares for no compensation.

SHAREHOLDER SERVICING
The Funds' Shareholder Servicing Plan permits each Fund to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide to their clients who are shareholders of the Fund, at a rate of 0.25% of the average daily net assets of the Fund. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. At present, TD Waterhouse is the only financial institution that may be paid for its services under the Shareholder Servicing Plan.

                             SHAREHOLDER INFORMATION

PRICING YOUR SHARES
The price at which shares of each Fund are purchased or redeemed is equal to the net asset value per share of a Fund as determined on the effective date of a purchase or redemption. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund's net asset value per share is computed as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day during which the NYSE is open for regular trading. Currently, the NYSE is closed on weekends and certain holidays.

Securities owned by the Funds for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined pursuant to procedures approved by the Board. Most of the securities in which the Asian Index Fund and the European Index Fund invest are traded in markets that close before the close of regular trading on the NYSE. For securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old as of the close of regular trading on the NYSE. Normally, developments that could affect the values of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Asian Index Fund's or the European Index Fund's net asset value. The Asian Index Fund and the European Index Fund may, however, adjust the previous closing prices to reflect fair value or use the next available opening market prices to value their portfolio securities.

Because certain of the Funds may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when those Funds do not price their shares, those Funds' share value may change on days when shareholders will not be able to purchase or redeem those Funds' shares.

Each Fund's shares are sold or redeemed, respectively, at the next net asset value per share (subject to any applicable redemption fee, in the case of certain redemptions) calculated after an order and payment are accepted or a redemption request is received by that Fund in the manner described under HOW TO BUY AND SELL SHARES.

DIVIDENDS AND DISTRIBUTIONS
It is currently contemplated that dividends of the Bond Index Fund's net investment income will be declared and paid quarterly and that dividends of each other Fund's net investment income, if any, will be declared and paid annually. In the event that the Trust's Board of Trustees changes the dividend policy, shareholders will be notified. Net capital gain, if any, realized by a Fund will be distributed at least annually. Unless a shareholder elects payment in cash, all dividend and capital gain distributions of the Funds are automatically reinvested in additional full and fractional shares of the relevant Fund at the net asset value per share as of the payment date of the distribution.

If you purchase shares shortly before a distribution, you will be taxed on the distribution, even though it represents a return of your investment. To avoid this result, check a Fund's distribution schedule before you invest.

TAXES
Dividends paid out of a Fund's net investment income (including dividends and taxable interest) and net short-term capital gains will be taxable to you as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by that Fund may be eligible for the dividends-received deduction for corporate shareholders. Distributions of net long-term capital gains earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year.

In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by the Asian Index Fund or the European Index Fund.

Each year each Fund in which you have invested will notify you of the tax status of dividends and other distributions.

Upon the sale or other disposition of your Fund shares, you may realize a capital gain or loss that will be characterized as long-term or short-term, generally depending upon how long you held your shares.

The Funds may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Funds in which you invest with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Fund distributions also may be subject to state, local and foreign taxes. In many states, Fund distributions that are derived from interest on certain U.S. government obligations are exempt from taxation. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Funds.

A WORD ABOUT THE INDEXES
Investors should be aware that "Lehman Brothers Aggregate Bond Index(R)" is a trademark of Lehman Brothers; "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)" and "500(R)" are trademarks of the McGraw-Hill Companies, Inc.; "Wilshire 4500 Index(R)" is a trademark of Wilshire Associates Incorporated; "GSTI Composite Index(R)" is a trademark of Goldman Sachs & Co; and "MSCI Europe Index(R)" and "MSCI Pacific Free Index(R)" are trademarks of Morgan Stanley Group Inc.

No Fund is sponsored, endorsed, sold or promoted by any of Lehman Brothers, the McGraw-Hill Companies, Wilshire Associates Incorporated, Goldman Sachs & Co., or Morgan Stanley Group Inc., and none of these companies makes any representation regarding the advisability of investing in any Fund. More complete information may be found in the Statement of Additional Information (see back cover).

[back cover]

TD WATERHOUSE TRUST

FOR MORE INFORMATION
More information on the Funds is available upon request, including the following:

SHAREHOLDER REPORTS. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about the Fund and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds and make shareholder inquiries by contacting:

TD Waterhouse Investor Services, Inc.
Mutual Fund Services
100 Wall Street
New York, New York 10005

Telephone:  [1-800-457-6516]
Hearing impaired:  TTY 1-800-933-0555
Internet site:  http://www.tdwaterhouse.com

Text-only versions of the Funds' prospectus can be viewed online or downloaded from TD Waterhouse (http://www.tdwaterhouse.com). The Funds' prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You also can review and copy information about the Funds, including the SAI, at the SEC's public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, call the SEC at 1-202-942-8090.

The Funds' investment company registration number is [smaller font:] 811-9519.


[next column]

TD WATERHOUSE TRUST

PROSPECTUS

[TD Waterhouse logo]


[prospectus date]

                               TD WATERHOUSE TRUST


                          TD Waterhouse Bond Index Fund
                          TD Waterhouse 500 Index Fund
                    TD Waterhouse Extended Market Index Fund
                         TD Waterhouse Asian Index Fund
                        TD Waterhouse European Index Fund
                          TD Waterhouse Technology Fund
                      TD Waterhouse Tax Managed Growth Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                     [date]


This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated [date] (the "Prospectus") for TD Waterhouse Bond Index Fund (the "Bond Index Fund"), TD Waterhouse 500 Index Fund (the "500 Index Fund"), TD Waterhouse Extended Market Index Fund (the "Extended Market Index Fund"), TD Waterhouse Asian Index Fund (the "Asian Index Fund"), TD Waterhouse European Index Fund (the "European Index Fund"), TD Waterhouse Technology Fund (the "Technology Fund"), and TD Waterhouse Tax Managed Growth Fund (the "Tax Managed Growth Fund"), each of which is a separate portfolio of TD Waterhouse Trust.

To obtain a free copy of the Prospectus, please write to TD Waterhouse Investor Services, Inc., Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4448.

                                TABLE OF CONTENTS

                                                                        PAGE NO.
GENERAL INFORMATION..........................................................
         GLOSSARY............................................................
         INTRODUCTION........................................................
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............................
         EQUITY SECURITIES...................................................
         DEBT SECURITIES.....................................................
         FOREIGN SECURITIES..................................................
         OPTIONS
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS..................
         OTHER SECURITIES AND TECHNIQUES.....................................
         ADDITIONAL INFORMATION CONCERNING THE INDICES.......................
         FUND POLICIES.......................................................
MANAGEMENT OF THE TRUST......................................................
INVESTMENT MANAGEMENT AND OTHER SERVICES.....................................
         INVESTMENT MANAGER..................................................
         INVESTMENT SUB-ADVISERS.............................................
         ADMINISTRATOR.......................................................
         DISTRIBUTOR.........................................................
         SHAREHOLDER SERVICING...............................................
         TRANSFER AGENT AND CUSTODIAN........................................
         CODES OF ETHICS.....................................................
         OTHER EXPENSES......................................................
BROKERAGE ALLOCATION.........................................................
COMPUTATION OF NET ASSET VALUE...............................................
DIVIDENDS AND TAX STATUS.....................................................
         DIVIDENDS...........................................................
         CAPITAL GAIN DISTRIBUTIONS..........................................
         TAX STATUS OF THE TRUST.............................................
INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS.............................
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................
PERFORMANCE..................................................................
         TOTAL RETURN CALCULATIONS...........................................
         SEC YIELD CALCULATIONS..............................................
         OTHER ADVERTISEMENT MATTERS.........................................
APPENDIX-- RATINGS OF FIXED INCOME SECURITIES................................

                               GENERAL INFORMATION

GLOSSARY

As used in this SAI, the following terms shall have the meanings listed:

     "CFTC" means the U.S. Commodity Futures Trading Commission.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Fund" means each of the seven separate portfolios of the Trust to which this SAI relates as identified on the cover page.

     "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended.

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "Investment Manager" means TD Waterhouse Asset Management, Inc.

     "Investment Sub-Adviser" means each of TD Investment Management Inc. and T. Rowe Price Associates, Inc.

     "Index Fund" means each of the Bond Index Fund, the 500 Index Fund, the Extended Market Index Fund, the Asian Index Fund and the European Index Fund.

     "Moody's" means Moody's Investors Service.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's.

     "Securities Act" means the Securities Act of 1933, as amended.

     "TD Waterhouse" means TD Waterhouse Investor Services, Inc., the Trust's Administrator and a broker-dealer affiliate of the Investment Manager.

     "Trust" means TD Waterhouse Trust.

INTRODUCTION

The Trust is registered under the Investment Company Act as an open-end management investment company. The Trust was formed under Delaware law on August 6, 1999 as a Delaware business trust. Because the Trust offers multiple portfolios, it is known as a "series company." Each Fund is a separate portfolio of assets and has its own investment objective which it pursues through separate investment policies, as described below and in the Prospectus.

The Trust's investment manager is TD Waterhouse Asset Management, Inc., an investment adviser registered under the Investment Advisers Act.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following supplements the discussion in the Prospectus of the Funds' investment objectives and their principal and additional investment strategies, policies and risks. These investment strategies and policies may be changed without shareholder approval unless otherwise noted. Capitalized terms not otherwise defined in this SAI have the same meanings as in the Prospectus. Whenever an investment policy or restriction of any Fund described in the Prospectus or in this SAI states a maximum percentage of assets that may be invested in a security or other asset, or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to that Fund only at the time a transaction takes place. Thus, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by a Fund will not be considered a violation.

Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that an Investment Sub-Adviser, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. An Investment Sub-Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of the Investment Sub-Adviser, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

INDEX FUND MATTERS

The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, each Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its target index.

INDEXING AND MANAGING THE INDEX FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 90% of its assets in securities or other financial instruments which are contained in or correlated with securities in that index (fixed-income securities in the case of the Bond Index Fund and equity securities in the case of all the other Funds).

An Index Fund may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities, which basket may be based upon a target index. Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to a Fund or by a Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Sub-Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Sub-Adviser may, but is not required to, enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities' weightings in the target index.

Each Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other operating costs and expenses incurred by the Fund (e.g., transfer agency, audit), taxes (including foreign withholding taxes, where applicable), changes in either the composition of the target index or the assets of a Fund, and the timing and amount of investor contributions and withdrawals, if any.

CASH FLOWS; EXPENSES. The ability of each Index Fund to satisfy its investment objective depends to some extent on the Investment Sub-Adviser's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). The Investment Sub-Adviser will make investment changes to a Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any operating costs (e.g., transfer agency, audit) that will be borne by the Funds.

SECURITIES-RELATED BUSINESSES. The Investment Company Act limits the ability of each Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities ("financial companies"). If an index provides a higher concentration in one or more financial companies, an Index Fund may experience difficulty in its efforts to track its target index due to the limitations on investments in such companies.

INVSTMENT IN CERTAIN AFFILIATES. The Investment Company Act limits the ability of each Fund to invest in securities issued by the Fund's Investment Manager, Investment Sub-Adviser, or their affiliates. From time to time, the stock of a Fund's Investment Manager, Investment Sub-Adviser or one of its affiliates may be included in the Fund's target index. In that case, the Fund may invest in such stock only in proportion to its representation in the index.

EQUITY SECURITIES

COMMON STOCK AND PREFERRED STOCK. Shares of common stock represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the Investment Company Act, a Fund's investment in such securities currently is normally limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Fund may also purchase shares of exchange-listed closed-end funds.

The Technology Fund and the Tax Managed Growth Fund each may invest its cash reserves in either the Reserve Investment Fund ("RIF") or Government Reserve Investment Fund ("GRF"), each a series of Reserve Investment Funds, Inc., money market funds established for the exclusive use of the family of mutual funds affiliated with its Investment Sub-Adviser and its other clients. RIF and GRF operate under an exemptive order issued by the SEC (SEC Release No. IC-22770 (July 29, 1997)). Among other conditions imposed by the order, each Fund's aggregate investment in RIF or GRF at the time the investment is made cannot exceed 25% of the Fund's total net assets.

RIF and GRF must comply with the requirements of Rule 2a-7 under the Investment Company Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. GRF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries and repurchase agreements thereon. RIF and GRF are not insured or guaranteed by the U.S. Government, and there is no assurance that they will maintain a stable net asset value of $1.00 per share. While RIF and GRF do not pay an advisory fee to their investment sub-adviser, they will incur other expenses. RIF and GRF are expected, however, to operate at low expense ratios. Each Fund will invest in RIF or GRF only to the extent it is consistent with its investment objective and policies. Tax Managed Growth Fund intends to invest its cash reserves in GRF to the extent possible.

EXCHANGE-TRADED INDEX SECURITIES. Subject to the limitations on investment in investment company securities set forth above, the Funds may invest in exchange-traded index securities such as SPDRs, WEBS and various country index funds. SPDRs (Standard & Poor's Depositary Receipts), for example, typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the issuer of SPDRs to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks represented by SPDRs may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks.

WEBS (World Equity Benchmark Shares) are shares of exchange-traded index funds based on particular countries or geographic regions. WEBS are subject to the same risks that are inherent in investing directly in foreign securities.

OPALS. The European Index Fund and the Asian Index Fund may each invest in OPALS. OPALS (Optimized Portfolios As Listed Securities) represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks that are inherent in investing directly in foreign securities. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

WARRANTS. To the extent that such investments are consistent with its investment objective, each Index Fund may invest up to 5% of its net assets, and the Technology Fund and Tax Managed Growth Fund each may invest up to 10% of its net assets, in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. The Funds may only purchase warrants on securities in which the Fund may invest directly.

DEBT SECURITIES

IN GENERAL. A Fund investing in fixed-income securities will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and prepayment risk. Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. In general, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

Credit risk is the possibility that an issuer of securities held by a Fund will be unable to make payments of either interest or principal or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of the Fund is a function of the diversification and credit quality of its underlying securities.

A Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by the Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the mortgage-backed securities held by the Fund may exhibit price characteristics of longer-term debt securities. The corporate substitution strategy used by a Fund may increase or decrease the Fund's exposure to the foregoing risks relative to those of its target index.

INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Investment Manager to be of comparable quality.

LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See the Appendix for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

CONVERTIBLE SECURITIES. The convertible securities in which the Bond Index Fund may invest include debt securities (such as corporate bonds, notes and debentures) and other securities (preferred stock) that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed income securities, convertible securities may provide a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks,

Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

MUNICIPAL NOTES. The Tax Managed Growth Fund may invest in municipal notes. Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

o TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

o REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal or state revenues available under the revenue sharing or grant programs.

o BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

o TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital need or as short-term financing in anticipation of longer-term financing.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association
(FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

It is anticipated that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may make investments in those new types of securities.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Bond Index Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Bond Index Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act, may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Bond Index Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to make distributions representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay distributions representing unpaid, accrued interest may be obtained from, for example, proceeds from sales of portfolio securities, payments received for Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in certain money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The Tax Managed Growth Fund is limited, however, to investing in tax-exempt money market instruments (therefore, certain of the money market instruments explained below may be unavailable for investment by the Tax Managed Growth Fund). The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Fund's Investment Sub-Adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "A" by Moody's or S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Fund's Investment Sub-Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. The Funds also may invest in money market mutual funds that invest in the above-described instruments. The Technology Fund and the Tax Managed Growth Fund can invest in money market funds affiliated with their Investment Sub-Adviser. See "Equity Securities - Investment Company Securities."

BANK OBLIGATIONS. The Funds may invest in bank obligations, including time deposits, certificates of deposit, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Sub-Adviser believes do not present undue risk.

Investment in foreign bank obligations are subject to the additional risks associated with foreign securities.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Investment Sub-Adviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "A" by Moody's or S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P and other nationally recognized statistical rating organizations are more fully described in the attached Appendix.

REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and pursuant to an agreement requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund's custodian (or a sub-custodian) has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. All repurchase transactions must be collateralized.

In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Investment Sub-Adviser monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

FLOATING- AND VARIABLE-RATE OBLIGATIONS. Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit changes (increases or decreases) in the amount of interest received on the debt instruments.

A Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Because floating- and variable-rate demand obligations are direct lending arrangements between the lender and borrower, these obligations generally are not traded, and there generally is no established secondary market for them, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund may invest in obligations that are not so rated if the Investment Sub-Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Sub-Adviser considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. To the extent a demand obligation does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which each Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Investment Sub-Adviser, are of comparable quality to issuers of other permitted investments of a Fund may be used for letter of credit-backed investments.

FOREIGN SECURITIES

The securities of foreign issuers in which the Funds may invest include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

DEPOSITORY RECEIPTS. ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

OBLIGATIONS OF FOREIGN GOVERNMENTS AND CORPORATIONS. The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Sub-Adviser to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with its investment objective, a Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

FOREIGN MARKET RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Funds will lose money. These risks are heightened for investments in developing countries. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

FOREIGN ECONOMY RISK. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of those economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer a Fund's assets or income back into the United States or otherwise adversely affect a Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States' securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company's securities based on "inside" non-public information about that company). Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES. The Funds generally hold the foreign securities and cash in which they invest outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for a Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

EUROPEAN ECONOMIC AND MONETARY UNION. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for a European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities issued in participating EU countries (beginning with government and corporate bonds) have been redenominated in the euro and are listed, traded and make dividend and other payments only in euros.

No assurance can be given that EMU will take full effect, that all of the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU.

Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on a Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from euro conversions may be taxable to a Fund's shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

FOREIGN CURRENCIES. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because certain Funds normally will be invested in both U.S. and foreign securities markets, changes in those Funds' share prices may have low correlations with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk - the risk of loss due to a decline in the value of the hedged currencies - at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Index Funds generally will not enter into forward foreign currency contracts in an attempt to reduce currency risk.

While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OPTIONS

IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, Fund would need to negotiate directly with the counterparty.

A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See "Dividends and Tax Status."

A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Investment Sub-Adviser will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

PURCHASING OPTIONS. Each of the Technology Fund and the Tax Managed Growth Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When a Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

Each Fund is also authorized to purchase call options on securities it intends to purchase or securities indices. When a Fund purchases a call option, in consideration for the option premium the Fund acquires the right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to maintain exposure to an index prior to purchasing the underlying securities, in the case of an option on an index (an "anticipatory hedge"). In the event a Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

Each Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

WRITING OPTIONS. The Technology Fund and the Tax Managed Growth Fund are authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices, the performance of which is substantially correlated to securities held in its portfolio. When a Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

The Technology Fund and the Tax Managed Growth Fund also may write put options on securities or securities indices. When a Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. A Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options--for example, the sale and purchase of options on the same security or index but different expiration dates or exercise prices (a technique called a "spread").

Each Fund is authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, a Fund will only write call or put options that are "covered." A put option will be considered covered if a Fund has segregated assets with respect to such option in the manner described below. A call option will be considered covered if a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Each Fund's success in using options techniques depends, among other things, on the Investment Sub-Adviser's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for any number of reasons, including managing their exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, each Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. The Funds (except for the Bond Index Fund) may engage in foreign currency futures contracts and related options transactions for any number of reasons, including managing their exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Funds may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Funds may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract or purchase an option thereon for other than bona fide hedging purposes if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

INTEREST-RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST-RATE FUTURES CONTRACTS. The Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures or price movements in the Fund's securities which are the subject of the transactions.

RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS. Each Fund may also enter into securities index futures contracts as an efficient means of gaining exposure to the equity and bond markets. A Fund will not engage in transactions in futures contracts for speculation. An Index Fund may enter into index futures contracts for several reasons: to simulate full investment in its target index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500
Index assigns relative weightings to the 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using futures and options for hedging depends, among other things, on the Investment Sub-Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

Although each Fund intends to establish positions in futures only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Certain futures strategies employed by a Fund may not be deemed to be for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. A Fund may enter into these futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5% of the Fund's total assets.

OTHER SECURITIES AND TECHNIQUES

SHORT SALES. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the 500 Index Fund, the Extended Market Index Fund, the Asian Index Fund and the European Index Fund. may engage in short sales (i.e., sell a security the Fund does not own, or in an amount greater than the Fund owns). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities' weightings in the target index. The Investment Sub-Adviser will not employ short sales in reflection of the Investment Sub-Adviser's outlook for the securities markets or for the performance of the securities sold short. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will
(a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Each Index Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which a Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund, other than the Bond Index Fund, currently does not intend on investing more than 5% of its assets in when-issued securities. The Fund will segregate cash or liquid securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

SWAPS. The Bond Index Fund may enter into interest-rate swaps, and each Index Fund may enter into index and total return swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap on a net basis, it will segregate cash or other liquid securities at least equal to the net amount (i.e., the excess of the Fund's obligations over its entitlements with respect to each swap) accrued on a daily basis. The Fund will segregate cash or other liquid securities with respect to its total obligations under any interest rate swaps that are not entered into on a net basis. If there is a default by the other party to an interest rate swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

REVERSE REPURCHASE AGREEMENTS. Although the Funds have no current intention of engaging in reverse repurchase agreements, each Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing subject to each Fund's fundamental investment restriction concerning borrowing.

DOLLAR ROLLS. The Bond Index Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to the Fund's forward purchase commitment may decline below the price of the securities the Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. The Fund will segregate liquid securities in an aggregate amount equal to the amount of the forward commitment. The Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

INDEX PARTICIPATIONS AND INDEX PARTICIPATION CONTRACTS. Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A Fund will invest in index participation contracts only if a liquid market for them appears to exist.

HYBRID INSTRUMENTS. Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices and securities indices (collectively, "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that a Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Investment Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

ILLIQUID SECURITIES. Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act, or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Sub-Adviser will monitor such restricted securities. Among the factors the Investment Sub-Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities must be fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Sub-Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

BORROWING. Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. As a fundamental policy, a Fund's borrowings may not exceed 33 1/3% of its total assets. Each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). If a Fund's borrowings were to exceed 33 1/3%, the Fund may be required to sell securities in order to reduce its borrowings. Each Fund may not make additional purchases when borrowings exceed 5%.

NON-DIVERSIFICATION. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act, which means that it is not limited by the Investment Company

Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

CONCENTRATION. Generally, each Fund except the Technology Fund may not "concentrate" its assets in securities related to a particular industry, although it may invest its assets in any industry in which the Fund's benchmark Index is concentrated to approximately the same degree during the same period. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Fund's assets would be invested in the securities of issuers within the same industry. The Technology Fund will concentrate its assets in the securities of technology companies: those expected to benefit from the development, advancement, and use of science and technology, such as those in the computer, telecommunications, and electronics industries. To the extent that a Fund's investments are concentrated in any one industry at any given time, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover." A high turnover rate may increase transaction costs and result in additional taxable gains. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

The portfolio turnover rate for each Index Fund generally is not expected to exceed 25%. The portfolio turnover rate for the Technology Fund generally is not expected to exceed 100%. This portfolio turnover rate will not be a limiting factor when the Investment Sub-Adviser deems portfolio changes appropriate.

The Tax Managed Growth Fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The Fund's portfolio turnover rate is not expected to exceed 100%.

ADDITIONAL INFORMATION CONCERNING THE INDICES

LEHMAN INDEX. Lehman Brothers ("Lehman") does not sponsor the Bond Index Fund, nor is it affiliated in any way with the Fund or its Investment Manager or Investment Sub-Adviser. "Lehman Brothers Aggregate Bond Index(R)" is a trademark of Lehman. The Bond Index Fund is not sponsored, endorsed, sold, or promoted by Lehman, and neither Lehman nor the Lehman Index makes any representation or warranty, express or implied, regarding the advisability of investing in the Fund.

S&P 500 INDEX. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. Standard & Poor's only relationship to the 500 Index Fund is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance of sale of shares of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the 500 Index Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. Standard & Poor's makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

WILSHIRE 4500 INDEX. The Extended Market Index Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates Incorporated ("Wilshire"). Wilshire makes no representation or warranty, express or implied, to the owners of the Extended Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Wilshire 4500 Equity Index to track general stock market performance. Wilshire's only relationship to the Investment Manager, the Investment Sub-Adviser or the Extended Market Index Fund is the licensing of certain trademarks and trade names of Wilshire and of the Wilshire 4500 Equity Index which is determined, composed and calculated by Wilshire without regard to the Investment Manager, the Investment Sub-Adviser or the Fund. Wilshire has no obligation to take the needs of the Investment Manager, Investment Sub-Adviser, the Extended Market Index Fund, or the Fund's shareholders into consideration in determining, composing or calculating the Wilshire 4500 Equity Index.

Wilshire does not guarantee the accuracy or the completeness of the Wilshire 4500 Equity Index or any data included therein and Wilshire shall have no liability for any errors, omissions, or interruptions therein. Wilshire makes no warranty, express or implied, as to results to be obtained by the Extended Market Index Fund, the shareholders, or any other person or entity from the use of the Wilshire 4500 Equity Index or any data included therein. Wilshire makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wilshire 4500 Equity Index or any data included therein. Without limiting any of the foregoing, in no event shall Wilshire have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

GSTI COMPOSITE INDEX. The Technology Fund is not sponsored, endorsed sold or promoted by Goldman Sachs & Co. Goldman Sachs & Co. makes no representation or warranty, express or implied, to the owners of the Technology Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the GSTI Composite Index to track the technology stock market performance. Goldman Sachs & Co.'s only relationship to the Investment Manager, the Investment Sub-Adviser or the Technology Fund is the licensing of certain trademarks and trade names of Goldman Sachs & Co. and of the GSTI Composite Index which is determined, composed and calculated by Goldman Sachs & Co. without regard to the Investment Manager, the Investment Sub-Adviser or the Technology Fund. Goldman Sachs & Co. has no obligation to take the needs of the Investment Manager, the Investment Sub-Adviser, the Technology Fund or the Fund's shareholders into consideration in determining, composing or calculating the GSTI Composite Index. Goldman Sachs & Co. is not responsible for and has not participated in the determination of the prices and amount of the Technology Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. Goldman Sachs & Co. has no obligation or liability in connection with the administration, marketing or trading of the Technology Fund.

Goldman Sachs & Co. does not guarantee the accuracy and/or the completeness of the GSTI Composite Index or any data included therein and Goldman Sachs & Co. shall have no liability for any errors, omissions, or interruptions therein. Goldman Sachs & Co. makes no warranty, express or implied, as to results to be obtained by the Technology Fund the shareholders, or any other person or entity from the use of the GSTI Composite Index or any data included therein. Goldman Sachs & Co. makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the GSTI Composite Index or any data included therein. Without limiting any of the foregoing, in no event shall Goldman Sachs & Co. have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MSCI EUROPE AND PACIFIC FREE INDEXES. The MSCI Europe Index and the MSCI Pacific Free Index are the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The MSCI Europe Index and the MSCI Pacific Free Index are service marks of Morgan Stanley Group Inc. and have been licensed for use by the Investment Manager and its affiliates. The European and Asian Index Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the European or Asian Index Funds or any member of the public regarding the advisability of investing in securities generally or in the European or Asian Index Funds particularly or the ability of the MSCI Europe Index or the MSCI
Pacific Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI Europe Index and the MSCI Pacific Free Index. Morgan Stanley has no obligation to take the needs of the European and Asian Index Funds or the owners of shares of the European and Asian Index Funds into consideration in determining, composing or calculating the MSCI Europe Index and the MSCI Pacific Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the European and Asian Index Funds to be issued or in the determination or calculation of the equation by which the shares of the European and Asian Index Funds is redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the European and Asian Index Funds in connection with the administration, marketing or trading of the European and Asian Index Funds.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the MSCI Europe Index and the MSCI Pacific Free Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the MSCI Europe Index and the MSCI Pacific Free Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the European and Asian Index Funds, or any other person or entity from the use of the MSCI Europe Index and the MSCI Pacific Free Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Europe Index and the MSCI Pacific Free Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FUND POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The following are each Fund's fundamental investment restrictions, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as set forth in the Investment Company Act. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Each Fund:

1. may not issue senior securities, except as permitted under the Investment Company Act;

2. may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). For these same purposes, the Funds may borrow money from persons other than banks to the extent permitted by applicable law. For purposes of this investment restriction, the Fund's entry into short sales, reverse repurchase agreements, dollar rolls, options, forward contracts, futures contracts, including those relating to indexes, options on futures contracts or indexes and other similar transactions that may be described in the Fund's Prospectus or SAI shall not constitute borrowing to the extent they are covered;

3. may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the disposition of portfolio securities;

4. may not invest 25% or more of its total assets (taken at market value at the time of such investment) in the securities of issuers in any particular industry except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any industry in which the Index Fund's benchmark index is concentrated to approximately the same degree during the same period; and except that the Technology Fund will invest 25% or more of its total assets in the securities of technology companies.

5. may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

6. may not purchase or sell physical commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments; and

7. may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans,
(b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the Fund's total assets.

NON-FUNDAMENTAL OPERATING RESTRICTIONS. The following are each Fund's non-fundamental operating restrictions, which may be changed by the Trust's Board of Trustees without shareholder approval.

Unless indicated otherwise below, each Fund may not:

1. pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes and other similar financial transactions;

2. purchase securities of other investment companies, except to the extent permitted under the Investment Company Act or exemptive relief therefrom.

3. invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act; and

4. purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's offering documents.

Each Fund may, notwithstanding any other fundamental or non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND EXECUTIVE OFFICERS

Responsibility for overall management of the Fund rests with the Board of Trustees of the Trust in accordance with Delaware law.

The trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Investment Manager, the Investment Sub-Advisers and Funds Distributor, Inc. ("FDI"), the Fund's distributor, are listed below.

RICHARD W. DALRYMPLE, Trustee. Mr. Dalrymple has served as a Trustee of the Trust since its inception. Mr. Dalrymple has served as a Director of each of TD Waterhouse Family of Funds, Inc. ("TD WFF") and National Investors Cash Management Fund, Inc. ("NICM") since December 12, 1995 and February 26, 1998, respectively. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has served as a Director of Dime Bancorp, Inc. since 1990. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 56 years old. Mr. Dalrymple's address is 70 West Red Oak Lane, White Plains, NY 10604.

CAROLYN B. LEWIS, Trustee. Ms. Lewis has served as a Trustee of the Trust since its inception. Ms. Lewis has served as a Director of each of TD WFF and NICM since February 26, 1998. Since March 1997, Ms. Lewis has served as President of The CBL Group providing professional services to clients in the securities and healthcare industries. Ms. Lewis spent over

30 years at the United States Securities and Exchange Commission (SEC) in various positions including Senior Financial Analyst, Branch Chief and Assistant Director. In September 1997, Ms. Lewis was appointed a member of the Board of Governors of the Philadelphia Stock Exchange. Presently, Ms. Lewis is a member of the Board of Directors of the Metropolitan Washington Airports Authority and a director on various healthcare and hospital Boards, including Chairman of the Board of Trustees of the American Hospital Association. She is 63 years old. Ms. Lewis' address is 2920 W Street Southeast, Washington, DC 20020.

GEORGE F. STAUDTER*, Trustee. Mr. Staudter has served as Chairman of the Board of Trustees of the Trust since its inception. Mr. Staudter has served as Chairman of the Board of Directors of TD WFF since December 12, 1995. Mr. Staudter is a Director of Koger Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services, Inc. from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida, Inc. He is 68 years old. Mr. Staudter's address is 9637 Preston Trail West, Ponte Vedra, FL 32082.

LAWRENCE J. TOAL, Trustee. Mr. Toal has served as a Trustee of the Trust since its inception. Mr. Toal has served as a Director of TD WFF since December 12, 1995. Mr. Toal is Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. and its subsidiary, The Dime Savings Bank of New York, FSB (the "Dime"). He joined the Dime in 1991 as President and Chief Operating Officer. Prior to joining the Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 62 years old. Mr. Toal's address is 589 Fifth Avenue, 3rd Floor, New York, NY 10017.

GEORGE A. RIO**, President, Treasurer and Chief Financial Officer. Mr. Rio is Executive Vice President and Director of Client Services of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. He is 44 years old.

CHRISTOPHER J. KELLEY**, Vice President and Secretary. Mr. Kelley is Vice President and Senior Associate General Counsel of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. He is 35 years old.

             * THIS TRUSTEE IS AN "INTERESTED PERSON" OF THE TRUST.
            ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109

On April 30, 2000, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Officers and trustees who are interested persons of the Investment Manager or FDI receive no compensation from the Fund. Each trustee who is not an interested person serving on the board of a company in the "Fund Complex" (which also includes TD WFF and NICM, other investment companies advised by the Investment Manager) receives a (i) complex-wide annual retainer of $12,000, (ii) a supplemental annual retainer of $5,000 if serving on the board of more than one fund in the Fund Complex (the Trust and TD WFF are treated as one fund for purposes of calculating this fee), and (iii) a meeting fee of $2,000 for each meeting attended. Trustees who are not interested persons also will be reimbursed for their expenses by the Trust. Trustees who are interested persons of the Trust may be compensated by the Investment Manager or its affiliates for their services to the Trust.

The amounts of compensation that the Fund Complex paid to each trustee (or director, as the case may be) for the fiscal year ended October 31, 1999, is contained in the table below. Amounts for the Trust are based on amounts paid by TD WFF for the period that were attributable to the Waterhouse Dow 30 Fund (the Trust's initial series) as a series of TD WFF.


                                                Pension or
                             Aggregate          Retirement          Estimated
                            Compensation     Benefits Accrued        Annual          Total Compensation
     Name of Board              from         as Part of Fund's    Benefits Upon     from Fund Complex (1)
         Member              Trust (3)          Expenses           Retirement     Paid to Board Members (3)
         ------              ------           -------------        ----------     ---------------------

Richard W. Dalrymple           $3,125               $0                 $0                  $25,000

Carolyn B. Lewis               $3,125               $0                 $0                  $25,000

George F. Staudter (2)           $0                 $0                 $0                    $0

Lawrence J. Toal               $5,000               $0                 $0                  $20,000

---------------------------------

(1) "Fund Complex" includes the Trust, TD WFF and NICM, investment companies also advised by the Investment Manager.

(2)  Interested trustee of the Trust.

(3) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER
TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Fund (as previously defined, the "Investment Manager"). Pursuant to the Investment Management Agreement with the Trust on behalf of the Funds, the Investment Manager supervises the management of each Fund's investments in accordance with its stated policies and restrictions, subject to oversight by the Trust's Board of Trustees.

The Investment Manager is a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of worldwide group of banks and financial service companies (referred to as the "TD Bank Financial Group"). As of [ ], the TD Bank Financial Group had over $60 billion under management including pension, endowment, foundation, segregated, corporate and private accounts, and mutual and pooled funds.

The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A. and as of April 30, 2000 had total assets under management in excess of $13 billion.

The Investment Management Agreement, which is dated [ ], 2000, will continue in effect for an initial two-year term, and thereafter from year to year so long as continuation is specifically approved at least annually by a vote of the Trust's Board of Trustees or by vote of the shareholders of the Trust, and in either case by a majority of Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The agreement may be terminated as to a Fund at any time upon 60 days' prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of that Fund, and will terminate automatically upon assignment.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Funds under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

For the investment management services furnished to the Funds, each Fund pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, at the annual rate set forth in the Prospectus. The Investment Manager compensates each Investment Sub-Adviser out of the fees that it receives from the Funds.

The Investment Manager voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that each Fund's total expense ratio (total expenses to average daily net assets) for its first 12 months of operation will not exceed the following amounts, respectively: Bond Index Fund, 0.35%; 500 Index Fund, 0.35%; Extended Market Index Fund, 0.40%; Asian Index Fund, 0.58%; European Index Fund, 0.58%; Technology Fund, 1.25%; and Tax Managed Growth Fund, 1.10%. Thereafter, for two years, each Fund is required to reimburse the Investment Manager for expenses it has borne, provided that the Fund's assets have grown or expenses have declined sufficiently to allow reimbursement without causing its total expense ratio to exceed the specified amount.

The Investment Manager and its affiliates may, from time to time, reduce a Fund's operating expenses (by paying certain expenses and/or waiving fees). Expense reductions by the Investment Manager or its affiliates will increase a Fund's total return. Unless stated as contractual, expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

CODES OF ETHICS

The Trust and its Investment Manager, Investment Sub-Advisers and Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These codes are designed to protect the interests of fund shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the code's requirements.

INVESTMENT SUB-ADVISERS

TD INVESTMENT MANAGEMENT INC. TD Investment Management Inc., c/o TD Asset Management Inc., P.O. Box 100, Toronto-Dominion Centre, 26th Floor, Toronto Dominion Tower, 55 King Street West, Toronto, Ontario, Canada M5K 1A2 ("TDIM"), serves as investment sub-adviser to each of the Index Funds. TDIM oversees the investment program for each of the Index Funds, places orders for the Funds' purchases and sales of portfolio securities, and maintains records relating to such purchases and sales. TDIM is a wholly-owned subsidiary of TD Bank and is part of the TD Bank Financial Group.

With respect to each Index Fund, TDIM receives from the Investment Manager a fee at the annual rate of 0.10% of each Fund's average daily net assets.

T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, serves as investment sub-adviser to the Technology Fund and the Tax Managed Growth Fund. T. Rowe Price oversees the investment program for each of these Funds, places orders for the Funds' purchases and sales of portfolio securities, and maintains records relating to such purchases and sales. Founded in 1937, T. Rowe Price and its affiliates managed over $179 billion for more than eight million individual and institutional investor accounts as of December 31, 1999.

For the services that it provides to the Technology Fund, T. Rowe Price receives from the Investment Manager an annual fee on a graduated basis equal to 0.50% of the first $500 million of average daily net assets of the Fund and 0.45% of average daily net assets of the Fund over $500 million. For the services that it provides to the Tax Managed Growth Fund, T. Rowe Price receives from the Investment Manager an annual fee on a graduated basis equal to 0.45% of the first $100 million of average daily net assets of the Fund, 0.40% of the next $150 million, and 0.35% of average daily net assets of the Fund over $250 million.

ADMINISTRATOR
Pursuant to an Administration Agreement with the Trust, TD Waterhouse, as Administrator, provides administrative services to the Funds. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Funds, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Funds, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For these services, TD

Waterhouse receives a fee at the annual rate of 0.10% of each Fund's average daily net assets.

TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Funds. TD Waterhouse pays FDI's fees for providing the services under the Agreement. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect for an initial two-year term, and thereafter from year to year so long as such continuation is specifically approved at least annually by a vote of the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Administration Agreement. A Fund or TD Waterhouse may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by a Fund may be by vote of the Board of Trustees, or a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Administration Agreement, or by a majority of the outstanding voting securities of the Fund. The Administration Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

DISTRIBUTOR
The distributor of the Trust is FDI, 60 State Street, Suite 1300, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between the Trust and FDI, FDI has the exclusive right to distribute shares of the Funds. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Trust under the Distribution Agreement for acting as distributor to the Trust. FDI also acts as a subadministrator for the Trust. From time to time and out of its own resources, the Investment Manager or its affiliates may pay fees to broker-dealers or other persons for distribution or other services related to the Funds.

The Distribution Agreement will continue in effect for an initial two-year term, and thereafter from year to year so long as continuation is specifically approved at least annually by a vote of the Trust's Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Distribution Agreement. The Fund may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Disinterested

Trustees, or by a majority of the outstanding voting securities of the Fund. The Distribution Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

SHAREHOLDER SERVICING
The Trust's Board of Trustees has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which each Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Trust ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at an annual rate that may not exceed 0.25% of the average daily net assets of the applicable Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Trust's Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Plan or the Shareholder Services Agreement (described below). The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Trust with respect to a Fund by a vote of a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Plan or any agreements relating thereto.

Pursuant to a Shareholder Services Agreement between the Trust and TD Waterhouse, TD Waterhouse has agreed to provide shareholder services to each Fund pursuant to the Shareholder Servicing Plan. The Trust may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Trust, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The Shareholder Services Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Trust's Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Agreement. A Fund may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by a Fund may be by vote of the Trust's Board of Trustees, or a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Trust in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment sub-advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

TRANSFER AGENT AND CUSTODIAN
National Investor Services Corp. (the "Transfer Agent"), 55 Water Street, New York, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for the Funds. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of 0.5% of each Fund's average daily net assets. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Funds' shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, the Distributor, or broker-dealers authorized to sell shares of the Funds pursuant to a selling agreement with the Distributor. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Funds to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 100 Church Street, New York, NY 10286, acts as the custodian of the Funds' assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of each Fund, and pays expenses of each Fund.

EXPENSES
Each Fund pays the expenses of its operations, including the costs of shareholder and board meetings; the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent; reports and notices to shareholders; the costs of calculating net asset value; brokerage commissions or transaction costs; taxes; interest; insurance premiums; Investment Company Institute dues; and the fees and expenses of qualifying that Fund and its shares for distribution under federal and state securities laws. In addition, each Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Trustees. Each Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Trust may be a party, and any obligation it may have to indemnify the Trust's officers and Trustees with respect to any litigation. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund are charged to that Fund.

                              BROKERAGE ALLOCATION

The Investment Sub-Advisers place orders for the purchase and sale of assets with brokers and dealers selected by and in its discretion. In placing orders for the Funds' portfolio transactions, the Investment Sub-Advisers seek "best execution" (i.e., prompt and efficient execution at the most favorable prices).

Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, an Investment Sub-Adviser may give consideration to those firms that provide market, statistical and other research information to the Trust and the Investment Manager or Investment Sub-Adviser. In addition, a Fund may pay higher than the lowest available commission rates when the Investment Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, viewed in terms of either the particular transaction or the Investment Sub-Adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion. Any research benefits derived are available for all clients. Because statistical and other research information is only supplementary to the Investment Sub-Adviser's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager or Investment Sub-Adviser, as applicable, receive brokerage commissions in recognition of research services provided to the Investment Manager or Investment Sub-Adviser.

The Investment Sub-Advisers may employ broker-dealers that are affiliated with them or the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Trust's Board of Trustees, including a majority of Disinterested Trustees, has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Funds satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for a Fund by an Affiliated Broker at no net cost to that Fund; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Funds' procedures pursuant to Section 17(e) and Rule 17e-1.

The investment decisions for each Fund will be reached independently from those for other accounts, if any, managed by the Investment Sub-Adviser. On occasions when the Investment Sub-Adviser deems the purchase or sale of securities to be in the best interest of one or more clients of the Investment Sub-Adviser, the Investment Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Sub-Adviser in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for a Fund.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, a Fund will attempt to negotiate best execution.

Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

                         COMPUTATION OF NET ASSET VALUE

The price of a Fund's shares on any given day is its net asset value ("NAV") per share. NAV is calculated by the Trust for each Fund on each day that the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities owned by a Fund for which market quotations are readily available are valued at current market value. Each Fund values its securities as follows. A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. Debt securities may be valued on the basis of valuations furnished by pricing services that utilize electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Most of the securities in which the Asian Index Fund and the European Index Fund invest are traded in markets that close before the close of trading on the NYSE. For securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old as of the close of trading of the NYSE. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the close of trading on the NYSE will not be reflected in the Asian Index Fund's net asset value. The Asian Index Fund and the European Index Fund may adjust the previous closing prices to reflect fair value or use the next available opening market prices to value its portfolio securities.

Because certain of the Funds may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when those Funds do not price their shares, those Funds' share value may change on days when shareholders will not be able to purchase or redeem those Funds' shares.

                            DIVIDENDS AND TAX STATUS

DIVIDENDS
It is currently contemplated that dividends of the Bond Index Fund's net investment income, if any, will be declared and paid quarterly and that each other Fund's net investment income, if any, will be declared and paid annually. Any dividends declared will be net of that Fund's expenses accrued to date. In the event that the Trust's Board of Trustees changes the dividend policy, shareholders will be notified.

CAPITAL GAIN DISTRIBUTIONS
If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Trust's Board of Trustees. Short-term capital gain distributions by a Fund are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward.

TAX STATUS OF THE TRUST
Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income each taxable year, if any.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Alternatively, a Fund may elect to mark-to-market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. Each Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations (which may be true of the European Index Fund and the Asian Index Fund in certain years), the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes. The foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS

The Trust's independent auditors, [ ], [address], audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are sold on a continuous basis by the Distributor.

In general, shares of a Fund may be redeemed at net asset value. However, shares of a Fund held for 180 days or less are redeemable at a price equal to a specified percentage of the then current net asset value per share (the "discount") according to the table below. This discount, referred to in the Prospectus and this Statement of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon redemption. It is intended to encourage long-term investment in the applicable Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee which is paid to the Fund, is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.


                                 Extended Market
                                   Index Fund,
                                 Asian Index Fund,          Technology Fund
                                   and European             and Tax Managed
                                    Index Fund                Growth Fund

         Discount                     99.25%                      99%

If the Trust's Board of Trustees determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the relevant Fund's NAV per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in-kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of a Fund's portfolio securities could result in a less diversified portfolio of investments for that Fund and could affect adversely the liquidity of that Fund's portfolio.

The Trust may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

                                   PERFORMANCE

The historical performance calculation for each Fund may be shown in the form of "total return" or "yield." These various measures of performance are described below.

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by a Fund is historical and is not intended to indicate future returns. Each Fund's total return and yield fluctuate in response to market conditions and other factors. The value of a Fund's shares when redeemed may be more or less than their original cost.

In performance advertising, each Fund may compare its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). Each Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes. Each Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, each Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

TOTAL RETURN CALCULATIONS
Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P) -1

         Where:

         PT = period total return.
         The other definitions are the same as in average annual total return above.

SEC YIELD CALCULATIONS
Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that a Fund's yield for any given period is not an indication or representation by a Fund of future yields or rates of return on that Fund's shares. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Standardized yields for each Fund used in advertising are computed by dividing that Fund's dividend and interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by that Fund's NAV per share at the end of the period, and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution that Fund paid over the same period or the rate of income reported in that Fund's financial statements.

OTHER ADVERTISEMENT MATTERS
The Fund may advertise other forms of performance. For example, the Fund may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period.

The Fund may also include various information in its advertisements. Information included in the Fund's advertisements may include, but is not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer, industry or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iii) information regarding the effects of automatic investment plans, including the principle of dollar cost averaging, (iv) descriptions of the Fund's portfolio manager(s) and the portfolio management staff of the Investment Manager or summaries of the views of the portfolio managers with respect to the financial markets, (v) the results of a hypothetical investment in the Fund or the DJIA over a given number of years, including the amount that the investment would be at the end of the period, (vi) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (vii) the net asset value, net assets or number of shareholders of the Fund as of one or more dates.

In connection with its advertisements, the Fund may provide information about its Investment Manager, TD Waterhouse or any of the Fund's other service providers, including information relating to policies, business practices or services. For instance, the Fund may provide information about TD Waterhouse in its advertisements, including the difference between commissions paid on stock trades executed by TD Waterhouse compared to full-price and discount brokers (as illustrated below) and a description of services available through TD Waterhouse. This example is for illustrative purposes only; investors should contact the Customer Service Department at TD Waterhouse at 1-800-934-4448 for information about services and commissions.

           Compare               1,000 shares @ $10          2,000 shares @ $14         3,000 shares @ $12
           Our Price
           MERRILL LYNCH
             On-Line             (Wrap Accounts Only*)       (Wrap Accounts Only*)      (Wrap Accounts Only*)
             Touch-Tone          No Touch-Tone Trading       No Touch-Tone Trading      No Touch-Tone Trading
             Live Broker                  $264.60                     $513.00                    $622.65

           SCHWAB
             On-Line                       $29.95                     $59.95                      $89.95
             Touch-Tone                    $99.00                     $145.44                    $161.28
             Live Broker                  $110.00                     $161.60                    $179.20

           FIDELITY
             On-Line                       $25.00                     $45.00                      $65.00
             Touch-Tone                   $107.25                     $136.00                    $130.00
             Live Broker                  $165.00                     $210.00                    $200.00

           TD WATERHOUSE
           WEBBROKER
             ON-LINE                       $12.00                     $12.00                      $12.00
             TOUCH-TONE                    $35.00                     $35.00                      $35.00
             ACCOUNT OFFICER               $45.00                     $45.00                      $45.00

           --------------
           Survey date 8/20/99. Commission rates surveyed are for stocks and may vary for other products. Services vary by firm. Minimum commissions: on-line - $12.00, touch-tone - $35.00, Account Officer - $45.00. As a customer of TD Waterhouse webBroker, you must place the majority of your trades via a personal computer to receive the flat-fee commission schedule. Trades over 5,000 shares will incur a 1 cent per share charge for the entire trade. *Merrill Wrap Accounts charge customers a yearly fee based on assets. This information is subject to change.

The Fund may advertise information regarding the effects of periodic investment, including the principle of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in the Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not ensure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                            Systematic                 Share                    Shares
    Period                  Investment                 Price                   Purchased
    ------                  ----------                 -----                   ---------
       1                       $100                     $10                      10.000
       2                       $100                     $12                       8.333
       3                       $100                     $15                       6.666
       4                       $100                     $20                       5.000
       5                       $100                     $18                       5.555
       6                       $100                     $16                       6.250
                               ----                     ---                       -----
                Total Invested $600       Avg. Price $15.17         Total Shares 41.804

SHAREHOLDER INFORMATION

The Trust has an unlimited number of authorized shares of beneficial interest. The Board of Trustees may divide the authorized shares into an unlimited number of separate portfolios or series and may divide portfolios or series into classes of shares without shareholder approval. Currently, the Trust has eight series: the Funds and TD Waterhouse Dow 30 Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Trust have equal rights with respect to voting, except that the holders of shares of one investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of the investment portfolio. For example, holders of a particular investment portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to such investment portfolio. Shareholders of the investment portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Trust voting together for the election of trustees may elect all of the members of the Board of Trustees. In such event, the remaining holders cannot elect any members of the Board of Trustees.

The Trust will not normally hold annual shareholders' meetings. Under Delaware law and the Trust's By-laws, an annual meeting is not required to be held in any year in which the election of trustees is not required to be acted upon under the Investment Company Act. The Trust's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the

Agreement and Declaration of Trust, may be called for any purpose or purposes by a majority of the Board of Trustees, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of the Trust entitled to be voted at such meeting to the extent permitted by Delaware law and the By-Laws of the Trust.

Currently, shareholders' voting rights are based on the number of shares that they own. Under the Declaration of Trust, the Board of Trustees has the authority to change the voting rights to a dollar-based voting system. Under a dollar-based voting system, each dollar of net asset value (number of shares of a series of the Trust (or class thereof) owned times the net asset value per share of such series or class, as applicable) is entitled to one vote on any matter on which those shares are entitled to vote and each fractional dollar amount is entitled to a proportionate fractional vote.

Each trustee serves until the next election of trustees and until the election and qualification of his or her successor or until such trustee sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Trust. In accordance with the Investment Company Act (i) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Delaware law provides that shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. To guard against this risk, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligation. In light of Delaware law and the nature of the Trust's business, the Investment Manager believes that the risk of personal liability to shareholders is extremely remote.

As permitted under Delaware law, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust (such as one of the Funds) is enforceable against the assets of that series only and not against the assets of the Trust generally or another series of the Trust.

APPENDIX

                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-- Leading market positions in well established industries

-- High rates of return on funds employed

-- Conservative capitalization structures with moderate reliance on debt and ample asset protection

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

-- Well established access to a range of financial markets and assured sources of alternate liquidity

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

         Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         Preferred stock rating symbols and their definitions are as follows:

aaa An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB or BBB- rating.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-l."

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

         A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue.

Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.      Nature of, and provisions of, the issue.

III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB,      Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as
B,       predominantly speculative with respect to the issuer's capacity to
CCC pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C        A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard Poor's earnings and dividend rankings for common stocks.

         The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits.
          ---------

(a)      (1)      Certificate of Trust (See Note A)

         (2)      Agreement and Declaration of Trust (See Note A)

(b)               By-Laws (See Note A)

(c) Instruments Defining Shareholder Rights (incorporated by reference to Exhibits a and b to the Registration Statement above)


(d)      (1)      Form of Investment Management Agreement (See Note B)

         (2) Form of Investment Subadvisory Agreement with T. Rowe Price Associates, Inc. (filed herewith)

         (3) Form of Investment Subadvisory Agreement with TD Investment Management Inc. (filed herewith)


(e)      (1)      Form of Distribution Agreement (See Note B)

         (2)      Form of Agency Selling Agreement (See Note B)

(f)               Inapplicable

(g)      (1)      Form of Custody Agreement (See Note B)

         (2)      Form of Foreign Custody Manager Agreement (See Note B)

(h)      (1)      Form of Transfer Agency and Dividend Disbursing Agency
                  Agreement (See Note B)

         (2) Form of Shareholder Servicing Plan and Related Agreements (See Note B)

         (3)      Form of Administration Agreement (See Note B)

         (4)      Form of Subadministration Agreement (See Note B)

         (5)      Form of Accounting Services Agreement (See Note B)

         (6)      Form of State Registration Services Agreement (See Note B)

(i) Opinion and Consent of Swidler Berlin Shereff Friedman, LLP as to legality of the securities being registered (See Note B)


(j)               Inapplicable


(k)               Inapplicable

(l)               Purchase Agreement (See Note B)

(m)               Inapplicable


(n)               Inapplicable

(o)               Inapplicable

(p)      (1)      Code of Ethics of Registrant and Investment Manager
                  (filed herewith)

         (2)      Code of Ethics of Principal Underwriter
                  (filed herewith)


Other Exhibit:

          Power of Attorney for Richard Dalrymple, Carolyn B. Lewis, George F. Staudter and Lawrence Toal dated September 8, 1999 (See Note B)

 Note A: Filed as an exhibit to Registrant's Registration Statement on Form N-1A, File Nos. 333-84623; 811-9519, on August 6, 1999, and
          incorporated herein by reference.

Note B:   Filed as an exhibit to Pre-Effective Amendment No. 1 to
          Registrant's Registration Statement, File Nos. 333-84623; 811-9519, on November 5, 1999, and incorporated herein by reference.

Item 24.  Persons Controlled by or under Common Control with Registrant.
          --------------------------------------------------------------

         Not applicable.

Item 25.  Indemnification.
          ----------------

         As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(2) to the Registration Statement) and Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 3817 of the Delaware Business Trust permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Registrant. As permitted by Section 17(i) of the Investment Company Act, pursuant to Section 1.9 of the Distribution Agreement (see Item 23(e)(1)), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue.

         The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

     Section 6 of the Investment Management Agreement (see Item 23(d)) limits the liability of the Investment Manager to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

     The following persons are the directors and officers of the Investment
Manager:

     DAVID HARTMAN*, Senior Vice President and Chief Investment Officer. From February 1995 through August 1995, Mr. Hartman served as Senior Vice President and Senior Portfolio Manager of Fixed Income Separate Accounts at Mitchell Hutchins - Paine Webber.

     RICHARD H. NEIMAN*, Director, Executive Vice President, General Counsel and Secretary. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Holdings, Inc. since July 1994. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc.

     FRANK J. PETRILLI*, Director, Chairman, President and Chief Executive Officer. Mr. Petrilli has served as Chairman, President and Chief Executive Officer of TD Waterhouse Asset Management, Inc. since January 1997. Mr. Petrilli has served as President and Chief Operating Officer of TD Waterhouse Group, Inc. since June 1999. Mr. Petrilli has served as Chief Executive Officer of TD Waterhouse Holdings, Inc. since March 1998 and President since January 1995. He also served as Chief Operating Officer of TD Waterhouse Holdings, Inc. from January 1995 to March 1998. Since August 1998, Mr. Petrilli has served as Director and Vice Chairman of TD Waterhouse Investor Services, Inc.


     B. KEVIN STERNS*, Senior Vice President, Chief Financial Officer and Treasurer. Mr. Sterns has served as Executive Vice President, Chief Financial Officer and Treasurer of TD Waterhouse Group and TD Waterhouse Investor Services, Inc. since October 1996. Prior to that, Mr. Sterns served as Director of Toronto-Dominion Bank from October 1970 to October 1996.


     MICHELE R. TEICHNER*, Senior Vice President Operations and Compliance. Ms. Teichner has been serving as Senior Vice President of TD Waterhouse Asset Management, Inc. since August 1996, with responsibility for operations and compliance.

     LAWRENCE M. WATERHOUSE, Jr.*, Director. Mr. Waterhouse has served as Chairman of TD Waterhouse Holdings, Inc. since its inception in 1987 and Chief Executive Officer from August 1989 to March 1998. Mr. Waterhouse is the founder of TD Waterhouse Investor Services, Inc. and has served as Chief Executive Officer since its inception in March 1979. Mr. Waterhouse has been a Director of TD Waterhouse Group, Inc. since June 1999. Mr. Waterhouse also serves as Chairman of TD Waterhouse Bank, N.A. and Director of National Investor Services Corp. since July 1994 and September 1995, respectively.

*        Address: 100 Wall Street, New York, NY 10005

Item 27.  Principal Underwriters.
-------   -----------------------

     (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following other investment companies.


                    American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.

                    American Century Government Income Trust
                    American Century International Bond Funds
                    American Century Investment Trust
                    American Century Municipal Trust
                    American Century Mutual Funds, Inc.
                    American Century Premium Reserves, Inc.
                    American Century Quantitative Equity Funds
                    American Century Strategic Asset Allocations, Inc. American Century Target Maturities Trust
                    American Century Variable Portfolios, Inc.
                    American Century World Mutual Funds, Inc.
                    The Brinson Funds
                    CDC MPT+ Funds
                    Dresdner RCM Capital Funds, Inc.
                    Dresdner RCM Global Funds, Inc.
                    Dresdner RCM Investment Funds Inc.
                    J.P. Morgan Institutional Funds
                    J.P. Morgan Funds
                    JPM Series Trust
                    JPM Series Trust II
                    LaSalle Partners Funds, Inc.
                    Merrimac Series
                    Monetta Fund, Inc.
                    Monetta Trust
                    The Montgomery Funds I
                    The Montgomery Funds II
                    The Munder Framlington Funds Trust
                    The Munder Funds Trust
                    The Munder Funds, Inc.
                    National Investors Cash Management Fund, Inc.
                    Nomura Pacific Basin Fund, Inc.
                    Orbitex Group of Funds
                    The Saratoga Advantage Trust
                    SG Cowen Funds, Inc.
                    SG Cowen Income + Growth Fund, Inc.
                    SG Cowen Standby Reserve Fund, Inc.
                    SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
                    SG Cowen Series Funds, Inc.
                    St. Clair Funds, Inc.
                    The Skyline Funds
                    TD Waterhouse Family of Funds, Inc.


         Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.



         Position and Offices with Funds Distributor        Name                        Position and Offices with
                                                                                        Registrant
         Director, President and Chief Executive Officer    Marie E. Connolly           None
         Executive Vice President                           George A. Rio               President, Treasurer and Chief
                                                                                        Financial Officer


                                      -4-


         Executive Vice President                           Donald R. Roberson          None
         Executive Vice President                           William S. Nichols          None
         Senior Vice President, General Counsel, Chief      Margaret W. Chambers        None
             Compliance Officer, Secretary and Clerk
         Director, Senior Vice President, Treasurer and     Joseph F. Tower, III        None
             Chief Financial Officer
         Senior Vice President                              Gary S. MacDonald           None
         Senior Vice President                              Judith K. Benson            None
         Vice President                                     William J. Stetter          None
         Chairman and Director                              William J. Nutt             None


         (c)      Not applicable.


Item 28.  Location of Accounts and Records.
          ---------------------------------

         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant's Investment Manager and Administrator, TD Waterhouse Asset Management, Inc. and TD Waterhouse Investor Services, Inc., respectively, 100 Wall Street, New York, New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant's Custodian, The Bank of New York, 100 Church Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant's Transfer Agent and Dividend Disbursing Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Registrant's Distributor and Sub-Administrator, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109; and (iv) in the case of records concerning fund accounting functions, at the offices of the Registrant's fund accountant, Integrated Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202.


Item 29.  Management Services.
          --------------------

          Not applicable.

Item 30.  Undertakings.
          -------------

          Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 10th day of May, 2000.


TD WATERHOUSE TRUST
Registrant

By  /s/ Christopher J. Kelley
Christopher J. Kelley
Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                             DATE
---------                           -----                             ----



/s/ George A. Rio                   President, Treasurer          May 10, 2000
George A. Rio                       and Chief Financial
                                    Officer


George F. Staudter*                 Chairman of the Board
                                    and Trustee

Richard W. Dalrymple*               Trustee

Carolyn B. Lewis*                   Trustee


Lawrence J. Toal*                   Trustee




*By      /s/ Richard H. Neiman                                    May 10, 2000
         Richard H. Neiman
         Attorney-in-Fact pursuant to a power
         of attorney

                                INDEX TO EXHIBITS
                                -----------------




99.(d)(2)     Form of Investment Subadvisory Agreement with T. Rowe Price
              Associates, Inc.

99.(d)(3)     Form of Investment Subadvisory Agreement with TD Investment
              Management Inc.

99.(p)(1)     Code of Ethics of Registrant and Investment Manager


99.(p)(2)     Form of Code of Ethics of Principal Underwriter